Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Section 240.14a-12

YieldStreet PRISM Fund INC.

_________________________________________________________________

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Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

YIELDSTREET PRISM FUND INC.

IMPORTANT STOCKHOLDER INFORMATION

These materials are for a Special Meeting of Stockholders (the “Meeting”) of the YieldStreet Prism Fund Inc. (the “Company”), scheduled for October 19, 2023, at 11:00 AM, Eastern Time, solely by means of remote communication in a virtual-only format. You will not be able to attend the Meeting physically. However, you will be able to attend and participate in the Meeting online by visiting https://event.on24.com/wcc/r/4317798/0D3EC19B907FA85497A8A5C64CD3EC6F, where you will be able to listen to the Meeting live, submit questions and vote.

At the Meeting, stockholders of the Company will be asked to vote on three proposals (the “Proposals” or, each, a “Proposal”), which are set forth in the accompanying Notice of Special Meeting of Stockholders and are described more fully in the accompanying Proxy Statement. The Board of Directors of the Company recommends you vote “FOR” each Proposal. Please review and consider the accompanying materials carefully, and then please take a moment to vote.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing notice of and access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of stockholder meetings. You will not receive printed copies of our proxy materials unless you request them; instead, you will receive a Notice of Internet Availability of Proxy Materials that contains instructions on how you may access and review our proxy materials on the Internet, as well as how you may authorize your proxy via the Internet. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. However, if you would like to receive a copy of our proxy materials via mail or e-mail, please follow the instructions for requesting the materials as set forth in the Notice of Internet Availability of Proxy Materials.

Your vote is important. Whether or not you plan to attend the virtual Meeting, please vote as soon as possible. If you received the Notice of Internet Availability of Proxy Materials, a proxy card was not sent to you and you may vote only via the Internet, unless you attend the virtual Meeting or request that a proxy card and proxy materials be sent to you. If you have requested that a proxy card and proxy materials be sent to you, and you have received those materials, then you may vote via the Internet or by mailing a completed proxy card. For specific voting instructions, please refer to the information provided in the accompanying proxy statement and in the Notice of Internet Availability of Proxy Materials.

Your vote is important to us. Thank you for your response and for your investment in the Company.

Sincerely,

Ivor Wolk, Secretary

August 23, 2023

YieldStreet PRISM Fund INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

The Board of Directors of YieldStreet Prism Fund Inc., a Maryland corporation (the “Company”), has called a Special Meeting of Stockholders (the “Meeting”) of the Company, which will be held in a virtual-only format on October 19, 2023, at 11:00 AM, Eastern Time.

During the Meeting, stockholders of the Company will be asked to consider and vote on the following Proposals:

1.	The approval of a new sub-advisory agreement between YieldStreet Management, LLC and Prytania Investment Advisors LLP with respect to the Company.

2.	The approval of an amendment to the investment advisory agreement between YieldStreet Management, LLC and the Company that would allow for the Company to bear certain in-house legal expenses incurred by YieldStreet Management, LLC in connection with the operation of the Company.

3.	The election of each of George D. Riedel and Ted Yarbrough to serve as a director of the Company until his respective successor is duly elected and qualified.

Holders of record of shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Fund at the close of business on August 1, 2023 entitled to notice of, and to vote on, all proposals at the Meeting and any postponements or adjournments thereof.

There will not be a physical location for the Meeting, and stockholders will not be able to attend the Meeting in person. You will be able to attend the virtual Meeting by visiting https://event.on24.com/wcc/r/4317798/0D3EC19B907FA85497A8A5C64CD3EC6F.

Pursuant to the Company’s Bylaws and Maryland law, only the matters set forth in this Notice of Special Meeting of Stockholders may be considered and voted on at the Meeting. The Board of Directors recommends that you vote “FOR” each of the proposals. Please review the proxy materials for the Meeting carefully. To vote, follow the instructions in the section entitled “Information About Voting” of the accompanying proxy statement. Please vote your shares promptly to ensure the presence of a quorum at the Meeting.  If you have any questions, call the Company at (844) 943-5378.

By Order of the Board of Directors,

Ivor Wolk, Secretary

August 23, 2023

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON OCTOBER 19, 2023

The Notice of Special Meeting of Stockholders, proxy statement and form of proxy card are available on the Internet at https://cdn2.yieldstreet.com/pdfs/prism-proxy.pdf. The form of proxy card on the Internet site cannot be used to cast your vote.

YIELDSTREET PRISM FUND INC.

PROXY STATEMENT

⬥	INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Directors (the “Board”) of the YieldStreet Prism Fund Inc., a Maryland corporation (the “Company”), in connection with a Special Meeting of Stockholders of the Company to be held on October 19, 2023, or any postponements or adjournment thereof (the “Meeting”), has requested your vote on several matters (the “Proposals” or each a “Proposal”).

Who is eligible to vote?

Stockholders of record at the close of business on August 1, 2023 (the “Record Date”) are entitled to attend, and to vote at, the virtual Meeting. Each share of the Company entitles the holder to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. Pursuant to the Company’s Bylaws and Maryland law, only the matters set forth in the Notice of Special Meeting of Stockholders may be considered and voted on at the Meeting. The Notice of Special Meeting of Stockholders, the proxy cards, the voting instruction form(s) and the proxy statement were first made available to stockholders of record on or about August 23, 2023.

On what issues am I being asked to vote?

Stockholders are being asked to vote on the following Proposals:

1.	The approval of a new sub-advisory agreement (the “Subadvisory Agreement”) between YieldStreet Management, LLC (“YieldStreet Management” or the “Adviser”) and Prytania Investment Advisors LLP (“Prytania”) with respect to the Company.

2.	The approval of an amendment to the investment advisory agreement (the “Amendment”) between YieldStreet Management and the Company that would allow for the Company to bear certain in-house legal expenses incurred by YieldStreet Management in connection with the operation of the Company.

3.	The election of each of George D. Riedel and Ted Yarbrough to serve as a director of the Company until his respective successor is duly elected and qualified.

How does the Board of Directors of the Company recommend that I vote?

The Board unanimously recommend that you vote:

1.	FOR the approval of the Subadvisory Agreement between the Adviser and Prytania with respect to the Company.

2.	FOR the approval of the Amendment to the investment advisory agreement between the Adviser and the Company.

3.	FOR the election of each of George D. Riedel and Ted Yarbrough to serve as a director of the Company.

Why did I receive a notice regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with SEC rules of the Securities and Exchange Commission (“SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to its stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials to stockholders who have not previously requested paper proxy materials with instructions on how to access the proxy materials over the Internet and to vote over the Internet, or how to request a printed copy of the materials.

Stockholders who wish to receive future proxy materials by mail or electronically by email may follow the instructions in the Notice of Internet Availability of Proxy Materials to elect to receive such materials in those manners. The Company encourages its stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and reduce the cost to the Company associated with the printing and mailing of proxy materials.

How do I vote my shares?

If you are entitled to vote at the Meeting, you may vote your shares as follows:

•	Via the Internet, by following the instructions provided in the Notice of Internet Availability of Proxy Materials.

•	At the virtual Meeting, by following the instructions set forth below.

•	By mail, but only if you request printed copies of the proxy materials. You will receive a proxy card that accompanies those proxy materials, and you may vote by proxy by completing, signing and dating the proxy card and returning it to the address indicated on the card.

Votes submitted by proxy must be received by 4:00 PM, Eastern Time, on October 18, 2023. Votes may also be submitted during the virtual Meeting. All shares represented by valid proxies received on a timely basis prior to the taking of the vote at the virtual Meeting, regardless of the manner in which they were provided, will be voted.

What happens if I do not give specific voting instructions?

If you specify a vote on any of the Proposals, your proxy will be exercised as you indicate. If you indicate when voting via the Internet that you wish to vote as recommended by the Board, then your shares will be voted at the virtual Meeting FOR each Proposal. (For stockholders requesting paper copies of these materials, proxy cards that are properly signed, dated and received at or prior to the Meeting will be exercised as specified. However, if you simply sign, date and return the proxy card, but do not specify a vote on any of Proposals 1, 2 or 3, your proxy will be voted FOR each Proposal.)

How do I participate in the virtual Meeting?

The Meeting will be held virtually via live webcast. You will be able to register your account and attend the Meeting by visiting https://event.on24.com/wcc/r/4317798/0D3EC19B907FA85497A8A5C64CD3EC6F. Stockholders of record as of the close of business on August 1, 2023, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person special meeting. In particular, stockholders may submit questions during the Meeting by following the instructions and rules of conduct on the Meeting website.

During the Meeting, the Company intends to answer questions that are pertinent to the official business of the Meeting, subject to time constraints. Stockholders are encouraged to enter the virtual Meeting site prior to the start time in order to leave ample time to confirm the internet connection is sufficient to access the site and to allow sufficient time to log-in and familiarize themselves with the virtual meeting platform. The virtual meeting platform is supported across different internet browsers and various devices (desktops, laptops, tablets, and cell phones) that have the most updated version of applicable software installed. Technical support will be available beginning 15 minutes prior to, and through the conclusion of, the Meeting. Stockholders encountering technical difficulties once they access the meeting can click on “HELP” located on the bottom right hand side corner of the web portal.

Please be aware that, while we anticipate that the Meeting will occur as planned on October 19, 2023, there is a possibility that the Meeting may be postponed or the location or approach may need to be changed. Should this occur, we will notify you by issuing a press release and filing an announcement with the SEC as definitive additional solicitation material.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Company that is received by the Company at or prior to the Meeting, or by attending the Meeting and voting in person.

Are any other changes expected following the Meeting that do not require my Vote?

We currently intend to change the name of the Company to Yieldstreet Alternative Income Fund Inc. following the conclusion of the Meeting as part of our approach to improve the Company's marketing strategy and continued growth. There are no proposed changes to the Company's investment objective or investment strategies in connection with the proposed name change.

Who will bear the costs associated with the solicitation and the Meeting?

Pursuant to Section 2(b) of the investment advisory agreement between the Adviser and the Company, the Company intends to pay all costs associated with the solicitation and the Meeting.

⬥	THE PROPOSALS

PROPOSAL 1:	The approval of a new Subadvisory Agreement between THE ADVISER and Prytania with respect to the Company.

The Board unanimously recommends that the stockholders of the Company approve the Subadvisory Investment Management Agreement with Prytania.

Background

Since the Company commenced operations on March 9, 2020, YieldStreet Management has served as the Company’s investment adviser. Pursuant to the Company’s Advisory Agreement, YieldStreet Management is responsible for:

•	Determining the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes;

•	Identifying/sourcing, researching, evaluating and negotiating the structure of the investments the Company makes;

•	Closing and monitoring the investments the Company makes;

•	Determining the securities and other assets that the Company will purchase, retain, or sell;

•	Using reasonable endeavors to ensure that the Company’s investment consist mainly of shares, securities or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes and other evidences of indebtedness;

•	Performing due diligence on prospective investments; and

•	Providing the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of the Company’s funds.[1]

Pursuant to the terms of the Company’s Advisory Agreement, YieldStreet Management is authorized to delegate certain of its duties with respect to the Company to a sub-adviser, subject to the approval of both the Company’s Board and its stockholders, and is responsible for overseeing that sub-adviser’s performance. YieldStreet Management will be solely responsible for payment of any fees to such sub-adviser.

YieldStreet Management has recommended the appointment of Prytania to serve as a sub-adviser to the Company pursuant to the terms of the Subadvisory Agreement between YieldStreet Management, as investment adviser for the Company, and Prytania, with respect to the Company. On May 15, 2023, the Board unanimously voted to approve the Subadvisory Agreement, subject to stockholder approval, and on June 26, 2023 the Board voted to approve the submission of the Subadvisory Agreement to the Company’s stockholders for approval. The Board, on behalf of the Company, unanimously recommends that stockholders of the Company vote to approve the Subadvisory Agreement. A form of the Subadvisory Agreement is included as Exhibit B to this proxy statement.

If the Subadvisory Agreement is approved by stockholders, YieldStreet Management would continue to serve as investment adviser of the Company pursuant to the Advisory Agreement and Prytania would serve as a sub-adviser to the Company with respect to all or a portion of the Company’s assets that YieldStreet Management shall allocate to Prytania from time to time.

1 The above description of the Investment Advisory Agreement is qualified by the Investment Advisory Agreement, attached as Exhibit A.

As set forth in the Advisory Agreement, the Company will continue to pay YieldStreet Management an overall investment management fee calculated at an annual rate of 1.00% of the average of the Company’s net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters. Pursuant to the Subadvisory Agreement, YieldStreet Management would pay Prytania a sub-advisory fee calculated daily based on the applicable annual rate set forth below with respect to the amount of the net assets of the Company comprising the Allocated Assets (as defined below), excluding cash and cash-equivalents (the “Net Allocated Assets”), and will be payable quarterly in arrears:

•	0.40% per annum for the first $50 million of the Net Allocated Assets; and

•	0.35% per annum of the Net Allocated Assets which are greater than $50 million.

“Allocated Assets” with respect to the calculation of the sub-advisory fee rates means all or a portion of the Company’s assets that YieldStreet Management shall allocate to Prytania from time to time, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by YieldStreet Management.

As noted above, YieldStreet Management will be solely responsible for payment of any fees to Prytania out of YieldStreet Management’s assets. Consequently, the addition of Prytania as a sub-adviser to the Company will have no impact on the amount of total expenses and investment management fees that are paid by the Company or its stockholders, because Prytania’s fees will be deducted from the fees that YieldStreet Management receives from the Company pursuant to the Advisory Agreement. If this Proposal is not approved by stockholders of the Company, it is expected that the Company will continue to operate under its current structure, with YieldStreet Management being the sole investment adviser of the Company.

Why is Prytania recommended to serve as the Company’s sub-adviser?

Prytania is recommended to serve as the Company’s sub-adviser to manage the investment and reinvestment of all or a portion of the Company’s assets that YieldStreet Management shall allocate to Prytania from time to time, in accordance with the investment policies, restrictions and guidelines applicable to Prytania’s management of the Allocated Assets as agreed to in writing from time to time by YieldStreet Management and Prytania. Established in 2003, Prytania is a London-based global structured credit specialist that employs a long only, fundamental research-intensive approach, which incorporates macro/micro economic and thematic research. Prytania had approximately $2.3 billion in assets under management (calculated as the notional value of assets plus cash) as of March 31, 2023.

YieldStreet Management believes it is in the best interests of the Company and its stockholders to appoint Prytania to serve as a sub-adviser to manage the portion of the Company’s assets allocated to investments in structured credit and, in particular, U.S. collateralized loan obligation (“CLO”) debt tranches. Prytania has a 20-year history of investing across multiple credit cycles in European and U.S. securitized credit, as well as deep relationships and sourcing channels. YieldStreet Management believes that the Company would benefit from Prytania’s experience.

Additional Information about YieldStreet Management

YieldStreet Management is a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) with the SEC. YieldStreet Management is wholly-owned and controlled by YieldStreet Inc., a Delaware corporation. The principal address of YieldStreet Management is 300 Park Avenue, 15th Floor New York, NY 10022.

In addition to advising the Company, YieldStreet Management also manages a series of private investment vehicles, and may in the future manage additional private or public investment vehicles, including additional registered investment companies, which are refer to collectively as the “Yieldstreet Platform.” As of March 31, 2023, the Yieldstreet Platform had total capital under management of approximately $1,377.2 million.

The following table sets forth the name and principal occupation of the principal executive officers and directors of YieldStreet Management. The business address of the principal executive officers and directors in the table below is: 300 Park Avenue, 15th Floor New York, NY 10022. In addition, Michael Weisz, who is a Director of the Company, is an officer of YieldStreet Management and director of YieldStreet Inc., which is the parent company of YieldStreet Management, and holds an ownership interest in YieldStreet Management and in YieldStreet Inc.

Name	Principal Occupation
Michael Weisz	Chief Executive Officer
Frances Rabias	Chief Compliance Officer

Additional Information about Prytania

Prytania, with its principal office and place of business located at 1 Ropemaker Street, London, United Kingdom, EC2Y 9AW, is organized as a United Kingdom limited liability partnership, and is registered as an investment adviser with the SEC. Prytania is a quantitatively focused investment management firm specializing in structured finance, managing and advising on portfolios that consist primarily of assets originated in the UK, Europe and the U.S.

The following table sets forth the name and principal occupation of the principal executive officers and directors of Prytania. Unless otherwise noted, the business address of the principal executive officers and directors in the table below is:

Name	Principal Occupation
Mark Hale	Chief Executive Officer, Chief Investment Officer
Gideon Fackrell	Chief Operating Officer
John Kouretas, CFA	Portfolio Manager
Savvas Charalambous, CFA	Sr. Investment Analyst
Alexander Young	Jr. Investment Analyst

What are the material terms of the Subadvisory Agreement?

Below is a summary of the material terms of the Subadvisory Agreement. The following discussion is qualified in its entirety by reference to the form of the Subadvisory Agreement attached as Exhibit B to this proxy statement.

Services. Subject to the overall policies, direction and review of the Board and subject to the instructions and supervision of YieldStreet Management, pursuant to the Subadvisory Agreement, Prytania will provide certain investment advisory services with respect to securities and investments and cash equivalents in the Company.

Sub-Advisory Fee.  Prytania’s subadvisory services to the Company will have no impact on the amount of total expenses and investment management fees that are paid by the Company or the fees paid by the Company stockholders because the fees that are received by Prytania with respect to the Subadvisory Agreement will be paid directly by YieldStreet Management. Under the Subadvisory Agreement, YieldStreet Management would pay Prytania a subadvisory management fee calculated daily based on the applicable annual rate set forth below with respect to the amount of the Net Allocated Assets, and will be payable quarterly in arrears:

•	0.40% per annum for the first $50 million of the Net Allocated Assets; and

•	0.35% per annum of the Net Allocated Assets which are greater than $50 million.

Payment of Expenses. During the term of the Subadvisory Agreement, Prytania shall pay all expenses incurred by it in connection with the performance of its activities under the Subadvisory Agreement, other than investment-related expenses of the Company (including, but not limited to, the cost of securities, commodities and other investments purchased or sold for the Company (including brokerage commissions and other fees or charges associated with transactions), transfer fees, registration costs, taxes, interest or any other expenses incurred by the Company in connection with acquiring, holding or disposing of its investments, including any legal or third-party service fees incurred by Prytania or the Company in connection with securities held for the Company).

Brokerage. Prytania will seek to obtain the most favorable price and execution available when placing trades for the Company’s portfolio transactions. The Subadvisory Agreement recognizes that Prytania may place orders on behalf of the Company with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, in accordance with the Company’s policies and procedures, the terms of the Company’s proposed Amendment to the Advisory Agreement, the Company’s prospectus and Statement of Additional Information and applicable law.

Limitation of Liability. The Subadvisory Agreement provides that nothing therein shall be construed to protect Prytania or any director, officer or employee of Prytania in the event of (i) the Prytania’s breach of fiduciary duty; (ii) Prytania’s material breach of the Subadvisory Agreement, willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties therein; or (iii) any untrue statement of a material fact (or an omission of such statement) contained in the Company’s registration statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Allocated Assets or Prytania to the extent that such statement was made in reliance on information furnished to the Company and/or YieldStreet Management by Prytania or any director, officer, agent or employee of Prytania for use therein.

Continuance.  If stockholders of the Company approve the Subadvisory Agreement, the Subadvisory Agreement will continue in effect for two years from the date of its execution, unless earlier terminated. The Subadvisory Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the Board’s Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and either (a) a “1940 Act Vote” of the Company’s stockholders, or (b) a majority of the Board as a whole. For this purpose, a “1940 Act Vote” means the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Company present at relevant stockholder meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Company.

Termination. The Subadvisory Agreement may be terminated (i) at any time, without payment of any penalty upon 60 days’ written notice by: (i) YieldStreet Management, (ii) the Board, (iii) the vote of a majority of outstanding voting securities of the Company or (iv) Prytania.

What other investment companies are managed or subadvised by Prytania?

Following is a list of funds that are managed or subadvised by Prytania that have investment objectives and strategies similar to the strategy proposed for the Company.

Name of Comparable Fund	Net Assets of Fund (in millions) (as of 3/31/23)	Annual Investment Management/Sub- advisory Fee	Investment Management/ Sub-advisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)
Galene Fund	$106.0M	0.40%	No
Plutus Fund	$190.1M	0.75% (plus a 20% out-performance fee above SOFR + 4.5%)	No

What fees were paid by the Company to affiliates of Prytania during the most recent fiscal year?

No fees were paid by the Company to affiliates of Prytania during the Company’s most recently completed fiscal year.

What did the Board consider when it approved the Subadvisory Agreement?

On May 15, 2023, the Board, including the directors who are not “interested persons” of the Company (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), met in person (the “May Board Meeting”) to discuss, among other things, the approval of the Subadvisory Agreement.

In advance of the May Board Meeting, the Board requested and received from Prytania information about the Subadvisory Agreement, certain portions of which are discussed below. Prior to their approvals, the Independent Directors had the opportunity to review the materials provided and met privately without representatives of the Adviser or Prytania present. The Board also received a memorandum from the independent legal counsel to the Independent Directors discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Subadvisory Agreement.

In considering the Subadvisory Agreement, the Board evaluated and weighed a number of considerations that the Directors believed to be relevant in light of the legal advice furnished to them by counsel to the Company and made a decision in the exercise of their own business judgment. The Board considered a variety of factors, including but not limited to those discussed below. In their deliberations, the Board and the Independent Directors did not identify any particular factor that was controlling, and each Director may have attributed different weights to the various factors. The summary below does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Following its review and consideration, the Board, including the Independent Directors, determined that the terms of the Subadvisory Agreement were reasonable and that the approval of such agreement was in the best interests of the Company and its stockholders. At the May Board Meeting, the Board, including the Independent Directors, unanimously approved the Subadvisory Agreement for an initial two-year term and also voted to recommend that stockholders of the Company approve the Subadvisory Agreement.

Materials Reviewed and the Review Process:

Prior to approving the continuation of the Subadvisory Agreement, the Independent Directors had requested and had been provided with detailed materials relating to Prytania and the Subadvisory Agreement. The materials, among other things, included information about Prytania’s business and financial condition; information regarding the background and experience of relevant personnel who would be providing services to the Company; information about the advisory, administrative and any other material services proposed to be rendered by Prytania or its affiliates to the Company, including information about Prytania’s portfolio management process; details of Prytania’s performance over time in comparison to relevant market data; information regarding the sub-advisory fees proposed to be paid to Prytania and comparative information regarding sub-advisory fees paid by similar funds and accounts; an analysis of the anticipated profitability of Prytania’s relationship with the Company; and information about Prytania’s policies and procedures, including its overall program for compliance and risk management. The Board also considered input from the Adviser, including a detailed report on due diligence conducted by the Adviser in selecting and recommending Prytania to serve as a sub-adviser to the Company.

Factors Considered:

Nature, Extent and Quality of the Services: The Directors received and considered information regarding the nature, extent and quality of services to be provided to the Company under the proposed Subadvisory Agreement. They considered Prytania’s experience and reputation as a global structured credit specialist, having approximately $2.3 billion in assets under management as of March 31, 2023. The Directors considered the investment strategy of investing in U.S. CLO tranches that Prytania proposed to employ in its allocation portion of the Company’s portfolio in a manner consistent with the Company’s policies and restrictions as well as Prytania’s investment and risk management processes.

The Directors considered the background and experience of Prytania’s personnel, including the qualifications, background and responsibilities of the key investment personnel that would be responsible for managing Prytania’s portion of the Company’s portfolio. The Directors considered the presentation delivered by representatives of Prytania at the May Board Meeting, during which such representatives reviewed the information provided by Prytania and reported on various improvements made with respect to Prytania’s employee background check process, compliance policies, counterparty risk framework and cybersecurity in response to feedback provided by the Adviser during its due diligence process. The Directors also considered the Adviser’s positive feedback with respect to the improvements made. The Directors also reviewed Prytania’s financial statements, noting no concerns regarding the firm’s continued viability.

The Directors agreed that they were satisfied with the nature, extent, and quality of services to be rendered by Prytania under the Subadvisory Agreement.

Performance: The Directors reviewed Prytania’s overall CLO strategy performance record in terms of averaged realized returns by CLO tranche over time as compared to a relevant market index, as well as performance data relating to other funds managed by Prytania with similar strategies to the strategy proposed to be employed by Prytania within the Company’s portfolio. The Directors considered the ability of Prytania to evaluate and selectively invest in CLO tranches in line with the Company’s investment objectives and portfolio restrictions. After consideration of the short and long-term investment performance of Prytania for similar strategies, Prytania’s experience in managing CLO strategies, the experience of Prytania’s personnel and other factors, the Board concluded that the investment performance of Prytania was consistent with the Company’s investment objective and policies and therefore satisfactory.

Costs of Services, Economies of Scale and Profits to the Adviser: The Board considered the proposed sub-advisory fee to be paid to Prytania. The Directors considered management’s representation from the Adviser that the Adviser had focused on negotiating a competitive fee structure for the Subadvisory Agreement and that the sub-advisory fee would be paid by the Adviser out of its investment management fee and would not be separately borne by the Company. The Directors noted that the proposed fee schedule contained a breakpoint in the fees that the Adviser would pay to Prytania, but also considered that the advisory fees that the Adviser received from the Company would not change as a result of adding a sub-adviser, and that the Adviser is not yet profiting from its relationship with the Company. The Directors also considered comparative information provided with respect to fees and noted that Prytania’s proposed sub-advisory fee was generally similar to or lower than the fees charged by Prytania to other comparable funds and accounts.

The Directors considered the expected profitability of the Company to Prytania, noting Prytania’s representations that on a fully allocated basis Prytania has priced the mandate to be breakeven from a profitability perspective in the near term as well as the Adviser’s representation that it negotiated the proposed sub-advisory fee on an arm’s-length basis.

The Directors concluded that the fees to be paid to Prytania by the Adviser are reasonable in light of the services performed for the Company and anticipated economies of scale.

Other Benefits to Prytania: The Directors reviewed and considered any incidental benefits derived or to be derived by Prytania from its relationship with the Company. They considered Prytania’s expectation that the relationship can bring long-term growth to both parties, based on Prytania’s experience with longer term relationship funds that have developed in this manner.

Conclusion:

Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Subadvisory Agreement, the Directors concluded that the compensation of Prytania was appropriate under the Subadvisory Agreement and that the Subadvisory Agreement was in the best interests of the Company and its stockholders. The Board then subsequently voted to recommend that stockholders of the Company approve the Subadvisory Agreement.

What is the required vote on Proposal 1?

The Proposal must be approved by the affirmative 1940 Act Vote of stockholders of the Company. If this Proposal is approved, the Subadvisory Agreement is anticipated to become effective on or about October 20, 2023. If this Proposal is not approved, the Subadvisory Agreement will not take effect, and it would be expected that the Company would continue to operate under its current structure, with YieldStreet Management being the sole investment adviser of the Company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” PROPOSAL 1

PROPOSAL 2:	THE approvAL OF an amendment to the INVESTMENT advisory agreement between YieldStreet Management and the Company that would allow for the Company to bear certain in-house legal expenses incurred by YieldStreet Management in connection with the operation of the Company.

The Board unanimously recommends that the stockholders of the Company approve the Amendment to the Investment Advisory Agreement between the Adviser and the Company (the “Advisory Agreement”), as set forth below.

Background

As noted above with respect to Proposal 1, since the Company commenced operations on March 9, 2020, YieldStreet Management has served as the Company’s investment adviser. Pursuant to the Company’s existing Advisory Agreement, YieldStreet Management is responsible for:

•	Determining the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes;

•	Identifying/sourcing, researching, evaluating and negotiating the structure of the investments the Company makes;

•	Closing and monitoring the investments the Company makes;

•	Determining the securities and other assets that the Company will purchase, retain, or sell;

•	Using reasonable endeavors to ensure that the Company’s investment consist mainly of shares, securities or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes and other evidences of indebtedness;

•	Performing due diligence on prospective investments; and

•	Providing the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of the Company’s funds.[2]

Among other things, the Company’s existing Advisory Agreement includes a recitation of expenses payable by the Company, which include all fees, costs and expenses incurred in connection with the Company’s operation, administration and transactions, including but not limited to those relating to the engagement of outside accountants and legal counsel.

At the May Board Meeting, the Board, on behalf of the Company, unanimously approved the proposed Amendment, which would allow for the Adviser to be reimbursed by the Company for the cost of in-house legal services provided by the Adviser’s in-house legal team to the Adviser for the benefit of the Company, and recommended that the Amendment be submitted to stockholders for approval. The Amendment does not contain any additional material changes to the Advisory Agreement.

2 The above description of the Investment Advisory Agreement is qualified by the Investment Advisory Agreement, attached as Exhibit A.

Why is the Board recommending the Amendment to the Advisory Agreement?

The Adviser’s in-house legal counsel has provided services to the Adviser with respect to the Company since the inception of the Company. Such legal services are required in connection with the operation of the Company. The Board is recommending the Amendment because it would allow for the Adviser to rely on the experience and expertise of in-house counsel employed by the Adviser to a greater degree where it would be efficient to do so, rather than needing to rely more heavily on external counsel for such legal work. In so doing, the Adviser’s in-house legal counsel would not replace external counsel. The Adviser would continue to leverage the expertise of external legal counsel as appropriate and aim to ensure that legal work is most efficiently apportioned. It is anticipated that the Amendment would make it more feasible for the Adviser to leverage its in-house legal team in a manner designed to result in lower external legal fees being borne by the Company than if such legal work relating to the Company were required to be outsourced entirely to external counsel.

Additional Information about YieldStreet Management

YieldStreet Management is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act with the SEC. The principal address of YieldStreet Management is 300 Park Avenue, 15th Floor New York, NY 10022. For more information, please see “Additional Information about YieldStreet Management” as set forth above under Proposal 1.

Additional Information Regarding the Advisory Agreement and the Proposed Amendment

As noted above, since the Company commenced operations on March 9, 2020, YieldStreet Management has served as the Company’s investment adviser pursuant to the Company’s existing Advisory Agreement. The Advisory Agreement generally provides that YieldStreet Management, its officers, directors, employees, agents or affiliates (collectively, the “YieldStreet Management Affiliates”) will not be subject to any liability to the Company or to any stockholder of the Company for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in the Company’s best interests absent YieldStreet Management or YieldStreet Management Affiliates’ gross negligence, knowing and willful misconduct, fraud or reckless disregard in the performance of its duties, or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of YieldStreet Management or the YieldStreet Management Affiliates; provided that such person was selected, engaged or retained without gross negligence, willful misconduct or fraud.

There are no material changes to the Advisory Agreement resulting from the Amendment, except the change discussed herein that would allow for the Adviser to be reimbursed by the Company for the cost of in-house legal services provided by the Adviser’s in-house legal team to the Adviser for the benefit of the Company. This discussion regarding the terms of the Amendment is qualified in its entirety by reference to the form of the Amendment to the Advisory Agreement attached as Exhibit C to this proxy statement.

The management fee to be paid to YieldStreet Management by the Company under the Amendment is identical to the current management fee paid by the Company under the existing Advisory Agreement, which is payable quarterly in arrears and is calculated at an annual rate of 1.00% of the average of the Company’s net assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. For the fiscal year ended December 31, 2022, the Company paid YieldStreet Management total management fees of $918,473. The Company did not make any payments to any affiliated person of YieldStreet Management during the last fiscal year.

If the Amendment is approved, any time spent by in-house counsel on matters relating to the Company would be tracked using timekeeper software, and the cost of such services would be allocated to the Company based on a discount of the average hourly rates that would be available from external counsel. The reimbursement of such costs would be capped such that the Adviser would not be entitled to receive reimbursement greater than the cost incurred by the Adviser of employing such in-house counsel (measured on a pro rata basis according to the portion of such counsel’s time spent on matters relating to the Company).

All services under the Amendment must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933, as amended, and any rules and regulations thereunder, the Internal Revenue Code of 1986, any other applicable provisions of law, the Company’s Articles of Amendment and Restatement and Bylaws, and policies adopted by the Board and the investment policies of the Company as adopted by the Board and as disclosed in the Company’s registration statement on file with the SEC, as amended from time to time.

What did the Board consider when it approved the Amendment to the Advisory Agreement?

At the May Board Meeting, the Board, including the Independent Directors as defined in the 1940 Act, also met in person to discuss, among other things: (i) the continuance of the Advisory Agreement and (ii) the proposed Amendment to the Advisory Agreement. Stockholder approval is not required, and is not being requested, with respect to the continuance of the Company’s existing Advisory Agreement. However, the Board’s considerations with respect to the approval of such continuance are provided below for context, as the Directors also considered such factors in connection with their approval of the Amendment, as discussed below.

In advance of the May Board Meeting, the Board requested and received from the Adviser information about the Company, the Advisory Agreement and the Amendment, certain portions of which are discussed below. Prior to their approvals, the Independent Directors also had the opportunity to review the materials provided and met privately without representatives of the Adviser present.  The Board also received a memorandum from the independent legal counsel to the Independent Directors discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement and the Amendment.

In considering each of the Advisory Agreement and the Amendment, the Directors evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel to the Company and made a decision in the exercise of their own business judgment.  They considered a variety of factors, including, but not limited to, those discussed below. In their deliberations, the Board and the Independent Directors did not identify any particular factor that was controlling, and each Director may have attributed different weights to the various factors. The summaries below do not identify all the matters considered by the Board, but provide a summary of the principal matters the Board considered.

Following its review and consideration, the Board, including the Independent Directors, determined that the terms of each of the Advisory Agreement and the Amendment were reasonable and that the approval of each was in the best interests of the Company and its stockholders.  The Board, including the Independent Directors, unanimously approved the continuance Advisory Agreement for an additional one-year term and also approved the Amendment and voted to recommend that stockholders of the Company approve the Amendment.

Consideration and Approval of Continuation of Advisory Agreement

Materials Reviewed and the Review Process:

Prior to approving the continuation of the Company’s existing Advisory Agreement, the Independent Directors had requested and had been provided with detailed materials relating to the Company, the Adviser and the Advisory Agreement. The materials, among other things, included information about the Adviser’s business; information regarding the background and experience of relevant personnel providing services to the Company; information about the advisory, administrative and other material services rendered by the Adviser or its affiliates to the Company, including information about the Adviser’s portfolio management process; information comparing the investment advisory fees, total expenses and performance of the Company to those of a group of comparable funds; an analysis of the profitability of the Adviser’s overall relationship with the Company; and information about the Adviser’s policies and procedures, including its overall program for compliance and risk management and the Adviser’s process for monitoring and evaluating work performed by third party service providers.

Factors Considered:

Nature, Extent and Quality of the Services: The Directors received and considered information regarding the nature, extent and quality of services provided to the Company under the existing Advisory Agreement. The Directors reviewed and considered the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve the Company’s investment objectives in a manner consistent with the Company’s policies and restrictions. The Directors considered the background and experience of the Adviser’s personnel, including the qualifications, background and responsibilities of the key investment personnel responsible for servicing the Company. The Directors considered the presentation delivered by representatives of the Adviser at the May Board Meeting, during which such representatives discussed with the Board, among other things, Yieldstreet’s business, leadership and financial condition, the level of commitment to the Company by the Adviser and its principals, the various investment strategies employed by the Adviser in the Company’s portfolio and portfolio risk management process. The Board agreed that they were satisfied with the nature, extent, and quality of services rendered by the Adviser under the Advisory Agreement.

Performance: The Directors reviewed performance information for the Company’s shares for the year-to-date, 1-year, 3-year and since-inception periods through March 31, 2023 compared to the performance of comparable registered closed-end investment companies with a similar investment objective and strategy over the same periods, noting that the Company’s performance was within the range of its peers for the year-to-date, 1-year and 3-year periods, though it had underperformed the median performance of its peers. In considering the Company’s performance compared to its peers, the Board noted that the Company differed from its peers in terms of the magnitude of assets under management, timing of inception, investor accreditation and nuances of strategy. The Directors considered the ability of the Adviser to evaluate and selectively invest in debt securities and other credit instruments that will help the Company realize its stated investment objectives of generating income and preserving capital. After consideration of the short and long-term investment performance of the Company, the Adviser’s experience in managing the Company, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of the Company and the Adviser was consistent with the Company’s investment objective and policies and therefore satisfactory.

Costs of Services and Profits to the Adviser: The Board considered the total expense ratio of the Company and the management fees paid to the Adviser, noting that the Company’s management fee of 1.00% of the Company’s net assets excluding cash and cash equivalents, was the second lowest among the funds in its peer group. The Board noted that to the extent that the Company holds cash and/or cash equivalents, the management fee as a percentage of average net assets attributable to common shares will be lower than 1.00% and observed that for the fiscal year ended December 31, 2022, the Company’s management fee as a percentage of average net assets attributable to common shares was 0.83%. The Board noted further that the Adviser does not collect performance-based fees in addition to the management fee.

The Board also considered the Company’s expense ratio compared to the expense ratios of its peers. The Board reviewed comparative expense data for the Company and its peers and observed that the Company’s expense ratio was higher than those of the Company’s peers, but noted that the Company’s expense ratio includes estimated interest payments on borrowed funds as well as current and deferred income taxes from the Company’s consolidated subsidiaries. The Board also considered the Adviser’s prior payment of startup costs for the Company and other administrative expenses that had been borne or otherwise reimbursed by the Adviser. The Board took into account that the Adviser is not yet profiting from its relationship with the Company.

After consideration of the foregoing, the Board found that the fees and expenses of the Company, in light of the nature and quality of the services provided, amount of assets under management, costs associated with implementing and monitoring the Company’s investment strategy and other factors, as well as the reality that the Adviser was not yet profiting from its relationship with the Company, were fair and reasonable.

Economies of Scale: The Board considered whether economies of scale could be achieved as the Company grows and whether the Adviser’s fee reflects any such economies of scale in a manner that is fair and reasonable and beneficial for the Company’s investors. The Board considered the Adviser’s efforts to create efficiencies and lower the costs of their audit, valuation, and legal services. Following further discussion of the Company’s asset levels, expectations for growth and level of fees, the Board determined that the Adviser’s fee was fair and reasonable when considering the Company’s asset levels and economies of scale.

Other Benefits to the Adviser: The Directors reviewed and considered any incidental benefits derived or to be derived by the Adviser from its relationship with the Company. They considered that the Company has increased participation on the Adviser’s platform and objective of providing access to various alternative asset classes managed by the Adviser.

Conclusion:

Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Directors concluded that the compensation of the Adviser was appropriate under the Advisory Agreement and the continuance of the Advisory Agreement was in the best interests of the Company and its stockholders.

Consideration and Approval of Amendment to Advisory Agreement

In the context of approving the proposed Amendment (which has the same effect as approving a new Advisory Agreement with respect to the Company), the Board followed substantially the same process and considered substantially the same factors as it considered in approving the continuation of the Advisory Agreement (described above), in addition to information provided by the Adviser with respect to the proposed Amendment.

In considering the proposed Amendment, the Board noted that the Company’s existing Advisory Agreement includes a recitation of expenses payable by the Company, which include all fees, costs and expenses incurred in connection with the Company’s operation, administration and transactions, including but not limited to those relating to the engagement of outside accountants and legal counsel. They considered that the proposed Amendment would allow for the Adviser to be reimbursed by the Company for the cost of in-house legal services provided by the Adviser’s in-house legal team to the Adviser for the benefit of the Company.

Nature, Extent and Quality of the Services: The Directors considered the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement as proposed to be amended. They recalled their prior considerations on these points in the context of the Advisory Agreement renewal the same day. Specific to the Amendment, the Directors considered the Adviser’s representations with respect to the experience and expertise of the in-house counsel employed by the Adviser. They considered the Adviser’s representation that any work performed by in-house legal counsel would be of a nature and quality equivalent to that of external legal counsel. The Directors also considered the Adviser’s representation that the Adviser would continue to leverage the expertise of external legal counsel as appropriate, and was not proposing that the Adviser’s in-house legal counsel replace external counsel but rather ensure that legal work was most efficiently apportioned. The Directors considered the assistance and expertise of the Adviser’s in-house legal counsel since the inception of the Company and noted their satisfaction with the quality of their work. The Directors noted that the services to be performed by the Adviser’s in-house legal team are services required for the operation of the Company, and that leveraging the Adviser’s in-house legal team would likely result in lower external legal fees being borne by the Company than if such legal work relating to the Company were required to be outsourced entirely to external counsel. The Board agreed that they were satisfied with the nature, extent, and quality of services to be rendered by the Adviser under the Advisory Agreement as proposed to be amended, and that the Amendment was in the best interest of the Company and its stockholders.

Costs of Services and Profits to the Adviser: The Directors considered the proposed costs of services and profits to the Adviser under the Amendment. They recalled their prior considerations on these points in the context of the Advisory Agreement renewal the same day. Specific to the Amendment, the Directors considered the Adviser’s proposed approach to pricing the cost of in-house legal counsel for purposes of reimbursement, noting that any time spent by in-house counsel on matters relating to the Company would be tracked using timekeeper software, and that the cost of such services to be allocated to the Company would be based on a discount of the average hourly rates that would be available from external counsel. The Directors noted that the reimbursement of such costs would be capped such that the Adviser would not be entitled to receive reimbursement greater than the cost incurred by the Adviser of employing such in-house counsel (measured on a pro rata basis according to the portion of such counsel’s time spent on matters relating to the Company). The Board found that the costs of services and profits to the Adviser under the Advisory Agreement as proposed to be amended are fair and reasonable, including specifically that the proposed expense of reimbursement for the cost of in-house legal services provided by the Adviser’s in-house legal team to the Adviser for the benefit of the Company is fair and reasonable in light of the usual and customary charges of others for services of the same nature and quality.

Performance, Economies of Scale and Other Benefits to the Adviser: The Directors considered the performance, economies of scale and other benefits to the Adviser under the Amendment. They recalled their prior considerations on these points in the context of the Advisory Agreement renewal the same day. The Directors considered the potential impact of the Amendment on Company performance, noting that in-house legal services would be reimbursed at rates discounted compared to the rates of external counsel and accordingly, should not be expected to have a net negative impact on Company performance. The Directors also considered the fixed cost nature of legal expenses and noted that any such expenses would be expected to have a lower relative impact on the Company’s overall expense ratio as the Company’s assets continue to scale. The Directors also considered whether the Adviser would experience any other benefits from the Amendment and did not believe that the Adviser would experience any material benefits other than the benefits to the Company discussed above, and the ability to recoup a portion of its in-house legal expenses.

Conclusion: Based on all of the information considered, the Board, including the Independent Directors, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Company, and voted to recommend that stockholders of the Company approve the Amendment.

What is the required vote on Proposal 2?

The Proposal must be approved by the affirmative 1940 Act Vote of stockholders of the Company. If this Proposal is approved, the Amendment is anticipated to become effective on or about October 20, 2023. If this Proposal is not approved, the Amendment will not take effect, but the Company’s existing Advisory Agreement will remain in place, unaffected by such vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:	THE ELECTION OF EACH OF GEORGE D. RIEDEL AND TED YARBROUGH TO SERVE AS A DIRECTOR OF THE COMPANY UNTIL HIS RESPECTIVE SUCCESSOR IS DULY ELECTED AND QUALIFIED.

The Board unanimously recommends that the stockholders of the Company elect each of George D. Riedel and Ted Yarbrough (each a “Director Nominee” and collectively, the “Director Nominees”) to serve as a Director on the Board.

Background

The purpose of this proposal is to ask stockholders to elect each of George D. Riedel and Ted Yarbrough to the Board. The Board currently consists of four Directors — George D. Riedel, John C. Siciliano, William M. Riegel and Michael Weisz — three of whom (Mr. Riedel, Mr. Siciliano and Mr. Riegel) are Independent Directors.

Each of the Directors except Mr. Riedel has been elected by stockholders. Mr. Riedel, a current Board member, was appointed by the other Board members in October 2022 and has currently been serving as a Director of the Company since that time. The 1940 Act effectively requires that at least two-thirds of the members of a fund’s board be elected by stockholders. The Board proposes that stockholders of the Company elect Mr. Riedel to the Board so as to have a Board made up entirely members who have been elected by stockholders, thereby providing the Board with the flexibility necessary to appoint new members in the future in compliance with the 1940 Act. Therefore, Mr. Riedel has been nominated by the Board, and is being presented to the stockholders for consideration of his election and continuation as an Independent Director of the Board.

Mr. Yarbrough is currently the Chief Investment Officer of the Company. In July 2023, Milind Mehere, former Chief Executive Officer of the Company, resigned from his position as a Director. Upon a recommendation from the Nominating and Corporate Governance Committee, the Board has approved the nomination of Mr. Yarbrough to stand for election by stockholders of the Company to replace Mr. Mehere as a Director. Based on his position with the Company as Chief Investment Officer, Mr. Yarbrough would be considered an interested Director of the Company if elected.

Each Director Nominee has indicated that he is willing and able to serve on the Board, and the Board has no reason to believe that either Director Nominee will be unavailable to serve as Director. If either becomes unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Nominating and Corporate Governance Committee. Under the Company’s Charter and Bylaws, a Director serves an indefinite term, until his or her successor is elected, or until his or her death or the Company terminates, whichever is sooner, except that the Director may resign or be removed.

Information about the Director Nominees

Information about each Director Nominee, including his term of office and length of time served (if applicable), his principal business occupations during at least the past five years, the number of portfolios in the “Fund Complex” overseen by each Director Nominee and other directorships held by each Director Nominee, if any, are shown in the table below. The address for the Director Nominees is as follows: c/o 300 Park Avenue, 15th Floor, New York, NY 10022.

Name, Year of Birth, and Address	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
George D. Riedel Birth Year: 1963	Director	Director since October 2022	Head of U.S. Intermediaries at T. Rowe Price Group from 1998 to 2022.	1	Board of Directors, CFG Bank in Baltimore since 2012.
Ted Yarbrough Birth Year: 1968	Chief Investment Officer Director Nominee	Chief Investment Officer since July 2023	Chief Investment Officer, Yieldstreet, since May 2023; Global Co-Head of Institutional Credit Management, Chief Investment Officer of Global Spread Products division, Global Head of Structured Finance, Global Head of Securitized Products, Citigroup, since prior to 2018.	1	N/A

Experience, Qualifications and Attributes

The Nominating and Corporate Governance Committee of the Board is responsible for identifying, evaluating and recommending director candidates to the Board. The Nominating and Corporate Governance Committee reviews the background and the educational, business, professional or other relevant experience of director candidates and the candidates’ expected contributions to the Board. Directors selected to serve on the Board are expected to have certain uniform characteristics, such as a very high level of integrity, appropriate skill and experience, and a commitment to fulfill the duties inherent in Board membership. In addition to those qualities, and based on each Director Nominee’s experience, qualifications and attributes and anticipated contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Director Nominee should serve as a Director:

George D. Riedel: Mr. Riedel retired from the T. Rowe Price Group in April 2022, following service in various roles over a 24-year career at the firm. Most recently, he served as Head of US Intermediaries, managing the largest distribution business at the T. Rowe Price Group and serving on the firm’s management committee, charged with management of the firm’s day to day operations. Mr. Riedel has served as a director on the Board of CFG Bank in Baltimore since 2012. Mr. Riedel holds a Bachelor of Science degree in finance and economics from Alfred University and a Master of Business Administration degree in marketing and strategic finance from the University of Pittsburgh, Katz School of Business.

Ted Yarbrough: Mr. Yarbrough joined Yieldstreet in 2023 as the firm’s Chief Investment Officer, and is responsible for all investment origination, underwriting, and risk management of the $1.5+ billion Yieldstreet portfolio across a variety of alternative assets classes, including real estate, specialty finance, private credit, art, third party funds, and structured notes. Mr. Yarbrough joined Yieldstreet after a 28-year career at Citigroup and its predecessor companies. While at Citi, Mr. Yarbrough held leadership positions across various banking and markets platforms, including Global Head of Securitized Products, Global Head of Structured Finance, Chief Investment Officer of the Global Spread Products division, and Global Co-Head of Institutional Credit Management. In these roles, Mr. Yarbrough was responsible for capital markets, financing and risk management across a broad array of alternative asset classes, including real estate, consumer and commercial receivables, equipment, transportation, project finance, infrastructure, and renewable energy, and oversaw asset portfolios in excess of $100 billion. Mr. Yarbrough served on the Board of Directors of Citigroup Global Markets Inc., and was a member of the firm’s Banking and Markets management committees, as well as the Risk Committee for Citi’s Institutional Client Group. Mr. Yarbrough is a graduate of Princeton University.

Board Structure

The business and affairs of the Company are managed by its officers under the direction of the Board. The Board sets broad policies for the Company and may appoint Company officers. The Board oversees the performance of the Adviser and the Company’s other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

As noted above, the Board is comprised of four Directors: John C. Siciliano, William M. Riegel and George D. Riedel are each Independent Directors, while Michael Weisz is considered an interested Director because of his positions with the Adviser.

Mr. Siciliano serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and, if present, meetings of the Independent Directors; and, serving as a liaison between the other Directors, Company officers, management personnel and counsel.

The Directors, their year of birth, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the “Fund Complex” overseen and other directorships, if any, held by each Director, are shown below. Unless noted otherwise, the address of each Director is: c/o 300 Park Avenue, 15th Floor, New York, NY 10022.

Name, Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
Interested Directors
Michael Weisz Birth Year: 1988	Director, President and Chief Executive Officer	Director since October 2019	Mr. Weisz serves as Chief Executive Officer of our Adviser and Yieldstreet. From 2015 to July 2023, Mr. Weisz has served as President of the Adviser and Yieldstreet, Inc. Since 2013, Mr. Weisz has served as Chief Investment Officer of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance.	N/A	N/A
Independent Directors
John C. Siciliano Birth Year: 1954	Director, Chairman of the Board	Director since October 2019	Senior Advisor to Accenture plc since July 2021; Chairman at Avondale Strategies, LLC since May 2019; Special Litigation Trustee of the Infinity Q Alpha Fund since March 2022; CEO of Creighton AI from February 2022 to February 2023; Senior Managing Director and Global Strategy Leader, Asset and Wealth Management at PricewaterhouseCoopers, LLP from September 2012 until May 2019.	N/A	Board Member at Sabre Corp. from April 2019 to April 2021; Trustee and Audit Committee Chair at Pacific Global ETFs, a Pacific Life Company from October 2018 to April 2022.
William M. Riegel Birth Year: 1955	Director	Director since October 2019	Member of the Investment Committee and Audit Committee, Rockefeller Family Fund, since 2013; and Investment Advisor, Betterment, from 2018 to 2020	N/A	Independent Board Member of the Strategic Investment Group since July 2022.
George D. Riedel Birth Year: 1963	Director Nominee	Director since October 2022	Head of U.S. Intermediaries at T. Rowe Price Group from 1998 to 2022.	N/A	Board of Directors, CFG Bank of Baltimore since 2012.

*	The Company is not part of a “Fund Complex” as that term is defined in Form N-2.

The Board has elected officers who are responsible for the day-to-day business decisions based on policies it has established. The officers of the Company, their year of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Officer is: c/o 300 Park Avenue, 15th Floor, New York, NY 10022.

Name, Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy Schott Birth Year: 1971	Chief Financial Officer and Treasurer	Chief Financial Officer since July 2022 and Treasurer since December 2022	Chief Financial Officer, Yieldstreet, since July 2022; Chief Financial Officer, Associated Capital Group Inc., from January 2021 to July 2022; and Chief Accounting Officer, Tiptree Inc., from April 2016 to July 2022.
Ivor Wolk Birth Year: 1964	General Counsel and Secretary	General Counsel and Secretary since December 2018	General Counsel at Yieldstreet since October 2017.
Douglas N. Tyre Birth Year: 1980	Chief Compliance Officer	Chief Compliance Officer since October 2019	Senior Principal Consultant, ACA Group, since May 2022; Compliance Director, Foreside Financial Group, since April 2022 to May 2022; Compliance Director, Cipperman Compliance Services, LLC, from July 2019 to April 2022; and Assistant Compliance Director, Cipperman Compliance Services, LLC, January 2019 to June 2019.
Ted Yarbrough Birth Year: 1968	Chief Investment Officer	Chief Investment Officer since July 2023	Chief Investment Officer, Yieldstreet, since May 2023; Global Co-Head of Institutional Credit Management, Chief Investment Officer of Global Spread Products division, Global Head of Structured Finance, Global Head of Securitized Products, Citigroup, since prior to 2018.
Audrey Qin Birth Year: 1991	Controller	Controller since October 2022	Controller, Yieldstreet, since October 2022; Audit Senior Manager, PricewaterhouseCoopers LLP, from September 2013 to October 2022.
Nazar Stelmakh Birth Year: 1995	Vice President	Vice President since November 2022	Senior Associate, Private Client Group, Yieldstreet since May 2022; Business Development Associate, Private Banking Group, Morgan Stanley, from November 2020 to May 2022; Institutional Investment Sales Associate, Meridian Capital Group, from February 2020 to November 2020; and Rotational Credit Risk Analyst, Morgan Stanley, from February 2018 to February 2020.

The Board believes that having the majority of the Board composed of Independent Directors strikes an appropriate balance that allows the Board to benefit from the insights and perspective of representatives of management while empowering the Independent Directors with the ultimate decision-making authority. The Board has not appointed a lead Independent Director at this time. The Board does not believe that a lead Independent Director would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Directors and management so that meetings proceed efficiently. Independent Directors have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings. The Board met four times during the fiscal year ended December 31, 2022. Each current Director attended at least 75% of the Board meetings described above and of the meetings of committees on which the Director served.

The Board normally holds four regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or virtually/telephonically, to address matters arising between regular meetings. The Independent Directors meet separately as determined to be necessary or appropriate by the Independent Directors; during a portion of each such separate meeting management is not present. The Independent Directors may also hold special meetings, as needed, either in person or by telephone.

The Board sets broad policies for the Company and elects the Company’s officers. The Board oversees the performance of YieldStreet Management and the Company’s other service providers. As part of its oversight function, the Board monitors YieldStreet Management’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Company officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, valuation and internal controls reports. Similarly, the Board receives annual reports from the Company’s chief compliance officer (“CCO”), including, but not limited to, a report on the Company’s compliance program, and the Independent Directors have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Company’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, YieldStreet Management, other service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Risk Oversight

The Board performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (ii) active monitoring of the CCO of the Company and the Company’s compliance policies and procedures.

The Audit Committee and Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of Company investments, overseeing the accounting and financial reporting processes, the systems of internal controls regarding finance and accounting, and audits of the financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating director candidates for election by the Company’s stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management.

The Board also performs its risk oversight responsibilities with the assistance of the CCO. The Board annually reviews a written report from the CCO discussing the adequacy and effectiveness of the Company’s compliance policies and procedures and the Company’s service providers. The CCO’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures and the service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the CCO’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee its compliance activities and risks. In addition, the CCO meets separately in executive session with the Independent Directors at least quarterly.

Committees

The Board currently has two standing committees: an Audit Committee and a Nominating and Corporate Governance Committee. Each Independent Director serves on each of these committees.

The Audit Committee is responsible for establishing guidelines and making recommendations to the Board regarding the valuation of the Company’s investments; selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants; approving professional services provided by the Company’s independent accountants (including compensation therefor); reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting. The members of the Company’s Audit Committee are John Siciliano, William Riegel and George Riedel, all of whom are Independent Directors. Mr. Siciliano serves as the Chairman of the Audit Committee and the Board has determined that Mr. Siciliano is an “audit committee financial expert” as defined under SEC rules. During the fiscal year ended December 31, 2022, the Audit Committee met five times.

The Nominating and Corporate Governance Committee selects and nominates directors for election by the stockholders, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board and the Company’s management. The committee is composed of John Siciliano, William Riegel and George Riedel. Mr. Riegel serves as Chairman of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholder when such recommendations are submitted in accordance with the Company’s bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of the Company’s shares owned, if any; and, a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Company’s stockholders.

In evaluating director nominees, the members of the Nominating and Corporate Governance Committee consider the following factors:

•	the appropriate size and composition of the Board;

•	whether or not the person is an “interested person” with respect to the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to help assemble a board of directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of the Nominating and Corporate Governance Committee may consider such other factors as they may deem are in the best interests of us and the stockholders. During the fiscal year ended December 31, 2022, the Nominating and Governance Committee met one time.

Candidate Nomination Process

As noted above, the Nominating and Corporate Governance Committee identifies, evaluates and recommends candidates for Board directorship. The Nominating and Corporate Governance Committee has adopted a written charter, which is attached as Exhibit D. Such charter sets forth, among other things, certain criteria that the Nominating and Corporate Governance Committee uses to evaluate Board candidates. The Nominating and Corporate Governance Committee shall recommend candidates for new or vacant Board and committee positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of the Company and to promote the effective operations of the Board. In order for the Nominating and Corporate Governance Committee to consider an applicant or potential candidate, the Committee initially must receive information regarding such candidate’s background and the educational, business, professional or other relevant experience of the candidate, whether such candidate serves on other boards or has prior experience, and whether the candidate has knowledge and experience relating to investment companies and investment company governance. A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board directorship. The Nominating and Corporate Governance Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board that best serves the Company’s needs and the interests of the Company’s stockholders.

Ownership of Company Shares

The following table provides the dollar range of equity securities beneficially owned by each Director and Director Nominee as of December 31, 2022:

Director/Director Nominee	Aggregate Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in all Funds Overseen Within the Fund Complex*
Michael Weisz	Over $100,000	N/A
John C. Siciliano	$10,001 - $50,000	N/A
William M. Riegel	Over $100,000	N/A
George Riedel	None	N/A
Ted Yarbrough	$1-$10,000	N/A

* The Company is not part of a “family of investment companies” or a “Fund Complex” as those terms are defined in Form N-2.

To the best of the Company’s knowledge, as of December 31, 2022, no person owned beneficially 5% or more of the outstanding shares of any Company’s securities.

Audit Committee Charter

The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s responsibilities. A copy of the charter is attached as Exhibit E to this proxy statement.

As required by the charter, the Audit Committee reviewed the Company’s audited financial statements and met with management, as well as with Deloitte & Touche LLP (“Deloitte”), the Company’s independent auditors, to discuss the financial statements.

Audit Committee Report

The Audit Committee received the written disclosures and the letter(s) from Deloitte mandated by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding Deloitte’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of Deloitte regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and Deloitte’s report, the members of the Audit Committee discussed with a representative of Deloitte, Deloitte’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the following: Deloitte’s responsibilities in accordance with generally accepted auditing standards; Deloitte’s responsibilities for information prepared by management that accompanies the Company’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether the auditors encountered any difficulties in dealing with management in performing the audit; and Deloitte’s judgments about the quality of the Company’s accounting principles.

Based on its review and discussions with management and Deloitte, the Audit Committee did not become aware of any material misstatements or omissions in the Deloitte’s financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2022, for filing with the SEC.

Compensation

The following table shows the total compensation paid to the Directors for the “Fund Complex” for the fiscal year ended December 31, 2022. The Independent Directors are entitled to receive annual cash retainer fees. Amounts payable are determined and paid quarterly in arrears as follows: George Riedel receives $13,750 annually, William Riegel, as Nominating and Corporate Governance Committee Chair, receives $47,500 annually, and John Siciliano, as Audit Committee Chair, receives $52,500 annually. Interested Directors receive no compensation from the Company; accordingly, if elected, Mr. Yarbrough would receive no compensation from the Company in his role as an interested Director.

The Company also reimburses each of the above Directors for all reasonable and authorized business expenses in accordance with the Company’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting not held concurrently with a Board meeting. The above Directors do not receive any pension or retirement benefits from the Company.

The Company does not pay compensation to the Company’s directors who also serve in an executive officer capacity for YieldStreet Management.

	Aggregate Compensation from the Company*	Compensation Deferred	Total Compensation from the Fund Complex Paid to Directors*
Independent Directors
John C. Siciliano	$52,500	$0	$52,500
William M. Riegel	$47,500	$0	$47,500
George Riedel	$13,750	$0	$13,750
Interested Director
Michael Weisz	N/A	N/A	N/A

*	Pursuant to the terms of its Advisory Agreement with respect to the Company, YieldStreet Management bears all of its own costs associated with providing advisory services and all the expenses of the Company (excluding certain items, as provided in the Advisory Agreement), including Director compensation.

What is the required vote on Proposal 3?

The Proposal requires a plurality of all the votes cast at the Meeting. A vote requiring a plurality to elect nominees to the Board means that the nominees receiving the largest number of votes cast will be elected to fill the available positions for the Company and a nominee may be elected even if he or she receives the affirmative vote of less than a majority of the outstanding shares of the Company voting. Votes withheld or abstentions have no effect on the outcome of this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

⬥	ADDITIONAL INFORMATION ABOUT THE COMPANY

The Administrator. The Company has entered into an Administration Agreement with Yieldstreet Management under which Yieldstreet Management, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for the Company to operate. For providing these facilities and services to the Company, the Company has agreed to reimburse Yieldstreet Management in its capacity as administrator for the fees, costs and expenses incurred by Yieldstreet Management in performing its obligations in its role as administrator. In addition, the Company has agreed to reimburse any affiliate of the administrator (including the Adviser) for any fees, costs and expenses incurred by such affiliate on behalf of the administrator in connection with the administrator’s provision of services to us under the Administration Agreement. The principal business address of the administrator is 300 Park Avenue, 15th Floor, New York, NY 10022.

The Transfer Agent. DST Asset Manager Solutions, Inc. serves as the Company’s transfer agent, distribution paying agent and registrar. The principal business address of the transfer agent is 430 W.7th Street, Kansas City, Missouri 64105.

The Custodian. Wilmington Savings Fund Society, FSB (“WSFS”) serves as custodian of the Company’s assets. The address of the custodian is: 500 Delaware Avenue, 11th Floor, Wilmington, DE 19801.

The Independent Registered Public Accounting Firm. Deloitte serves as the independent registered public accounting firm of the Company. The address of Deloitte is: 555 Mission Street, Suite 1400, San Francisco, CA 94105.

Outstanding Shares and Principal Stockholders. The outstanding shares of the Company’s common stock as of the Record Date is 13,235,971.337.

From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Company. To the knowledge of the Company’s management, as of the Record Date, there were no entities owning beneficially more than 5% of the outstanding shares of any class of the Company.

In addition, to the knowledge of the Company’s management, as of the Record Date, the Directors and officers of the Company owned, as a group, less than 1% of the outstanding shares of the Company.

Contacting the Board. If a stockholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Company’s offices as follows: 300 Park Avenue, 15th Floor, New York, NY 10022, Attention: Investor Services. The correspondence will be given to the Board for review and consideration.

Other Matters. The Company’s audited financial statements and annual report for its fiscal year ended December 31, 2022, and any subsequent semi-annual report to stockholders, are available free of charge. The Company will furnish, without charge, a copy of the annual report and the most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. To obtain a copy, please contact the Company at (844) 943-5378.

⬥	FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting proxies is borne by the Company. The Company reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, although the Company does not anticipate doing so, the Company may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Company expects that the solicitation would be primarily by e-mail, but also may include telephone, facsimile, electronic or other means of communication. If the Company does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. The Company does not reimburse Directors and officers of the Company, or regular employees and agents of YieldStreet Management involved in the solicitation of proxies. The Company intends to pay all costs associated with the solicitation and the Meeting, which is expected to be approximately $10,000.

Quorum. The presence, in person or by proxy, of the holders of a majority of the Company’s shares entitled to vote at the Meeting constitutes a quorum at the Meeting.

Required Votes. Provided a quorum is present or represented at the Meeting, Proposals 1 and 2 each require the affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Company are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Company, whichever is less. Proposal 3, the election of each of George D. Riedel and Ted Yarbrough as Director, requires the affirmative vote of a plurality of the votes cast on the Proposal at the Meeting.

Abstentions and broker non-votes will be treated as votes present at the Meeting for purposes of determining a quorum, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have the effect of an “against” vote on Proposals 1 and 2. However, abstentions and broker non-votes will have no effect on Proposal 3.

Adjournment. The chairman of the meeting may adjourn the Meeting from time to time whether or not a quorum is present. Unless otherwise instructed by a stockholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Company on questions of adjournment, if presented to stockholders, and on any other proposals properly raised at the Meeting to the extent permitted by the SEC’s proxy rules, as set forth in the SEC’s proxy rules and the Company’s proxy statement. If the Meeting is postponed or adjourned and a new record date is set, any proxy received from a stockholder with respect to the original record date will remain in full force and effect with respect to shares held by the stockholder on the new record date, unless explicitly revoked or superseded by a later dated proxy. No proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise expressly provided in the proxy. At such adjourned meeting, if a quorum shall be established, any business may be transacted which might have been transacted at the Meeting as originally convened.

Stockholder Proposals. The Company generally is not required to hold regular annual meetings of stockholders and currently does not intend to hold such annual meetings in any year unless certain specified stockholder actions are required to be taken under the Company’s governing instruments or in accordance with the 1940 Act. Because the Company does not hold annual stockholder meetings, the anticipated date of the next of meeting of stockholders cannot be provided. A stockholder who wishes to submit a proposal for consideration for inclusion in the Company’s proxy statement for the next meeting of stockholders should send his or her written proposal to the Company’s offices: 300 Park Avenue, 15th Floor, New York, NY 10022, Attention: Investor Services, so that it is received within a reasonable time before the Company begins to transmit proxy materials for such meeting and in compliance with the Company’s charter documents. A stockholder proposal may be presented at a meeting of stockholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law and the Company’s governing instruments. The timely submission of a proposal by a stockholder does not guarantee that the proposal will be included in the Company’s proxy statement or presented at the meeting.

No business other than the matters in the Notice of Special Meeting of Stockholders may come before the Meeting, but should any procedural matter requiring a vote of stockholders properly come before the Meeting, including any proposal to adjourn the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law and the Company’s governing instruments, as set forth in the SEC’s proxy rules.

By Order of the Board of Directors,

Michael Weisz, Director, President and Chief Executive Officer

August 23, 2023

Exhibit A

INVESTMENT ADVISORY AGREEMENT

BETWEEN

YIELDSTREET PRISM FUND INC.

AND

YIELDSTREET MANAGEMENT, LLC

This Agreement (the “Agreement”) is made as of November 13, 2019, by and between YIELDSTREET PRISM FUND INC., a Maryland corporation (the “Company”), and YIELDSTREET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Company pursuant to the terms and conditions set forth herein; and

WHEREAS, the Adviser will also serve as the Company’s administrator (the “Administrator”) pursuant to an Administration Agreement to be entered into by and between the Company and the Administrator (as amended from time to time, the “Administration Agreement”).

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Adviser hereby agree as follows:

1.	Duties of the Adviser

(a)	The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, in accordance with (i) the investment objective, policies and restrictions that are set forth in the Company’s registration statement on Form N-2 (File No. 333-228959) initially filed on December 21, 2018 (and as the same shall be amended from time to time, the “Registration Statement”); (ii) all other applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws as the same shall be amended from time to time; and (iii) the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement: (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify/source, research, evaluate and negotiate the structure of the investments made by the Company; (iii) close and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) use reasonable endeavors to ensure that the Company’s investments consist mainly of shares, securities or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes and other evidences of indebtedness; (vi) perform due diligence on prospective portfolio companies; and (vii) provide the Company with such other investment advisory, research, and related services as the Company may, from time to time, reasonably require for the investment of its funds, including providing operating and managerial assistance to the Company and its portfolio companies as required. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).

(b)	The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)	The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Without limiting the generality of the foregoing, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company. The Company shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

(d)	The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein or in any other agreement between the Company and the Adviser, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e)	The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.

(f)	The Adviser shall be primarily responsible for the execution of any trades in securities in the Company’s portfolio and the Company’s allocation of brokerage commissions.

2.	Company’s Responsibilities and Expenses Payable by the Company

(a)	The Adviser shall be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto.

(b)	The Company shall bear all other fees, costs and expenses incurred in connection with its operation, administration and transactions, including but not limited to those relating to: (i) its organization; (ii) any offering of the Company’s securities, including any underwriting discounts or commissions and any related legal or accounting fees and expenses; (iii) the establishment or operation of any credit facility or other leverage utilized by the Company; (iv) interest payable on debt, if any, incurred by the Company; (v) sales and purchases of the Company’s common stock and other securities, including in connection with any tender offers or repurchase offers relating thereto; (vi) any material acquisition, merger, consolidation, reorganization, asset sale or other business combination involving the Company; (vii) any annual or special meeting of stockholders of the Company; (viii) Management Fees (as defined below) and related expenses payable under this Agreement; (ix) amounts payable under the Administration Agreement; (x) federal and state registration fees; (xi) federal, state, local and foreign taxes; (xii) independent directors’ fees and expenses; (xiii) the Company’s allocable portion of any fidelity bond, directors and officers / errors and omissions liability insurance and any other insurance premiums; (xiv) the acquisition or disposition of investments, including any brokerage fees or commissions and any legal, accounting or due diligence fees or expenses relating thereto; (xv) the investigation and monitoring of the Company’s investments, including travel- related expenses; (xvi) calculating net asset value; (xvii) fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms); (xviii) transfer agent and custodial fees; (xix) the retention of any sub-administrator or third-party compliance firm; (xx) marketing efforts (including attendance at investment conferences and similar events); (xxi) any exchange listing fees; (xxii) preparing, printing and disseminating proxy materials, stockholders’ reports and other notices; (xxiii) preparing and submitting government filings, including periodic and other reports; (xxiv) independent audits and the engagement of outside accountants and legal counsel; (xxv) reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws; and (xxvi) printing, mailing and all other direct expenses incurred by either of the Adviser, the Administrator or the Company in connection with administering the Company’s business, including payments under the Administration Agreement that are based upon the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement, including the allocable portion of the compensation of the Company’s chief financial officer and chief compliance officer and their respective staffs.

3.	Compensation of the Adviser

(a)	The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a management fee (the “Management Fee”) as hereinafter set forth. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. To the extent permitted by applicable law, the Adviser may elect, or the Company may adopt, a deferred compensation plan pursuant to which the Adviser may elect to defer all or a portion of its fees hereunder for a specified period of time.

(b)	For services rendered under this Agreement, the Management Fee shall be calculated at an annual rate of 1.00% of the average of the Company’s net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters, and will be payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter.

(c)	Notwithstanding anything to the contrary contained in this Agreement, the Company and the Adviser acknowledge and agree that the provisions of this Section 3 shall be of no force and effect unless and until this Agreement has been approved by the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act (the “Approval Date”). For the avoidance of doubt, the Adviser shall receive no compensation with respect to services provided hereunder prior to the Approval Date.

4.	Covenants of the Adviser

The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Excess Brokerage Commissions

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6.	Limitations on the Employment of the Adviser

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser or its affiliates to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements as set forth herein. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees

If any person who is a manager, partner, officer or employee of the Adviser or its affiliates is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Adviser or its affiliates shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or its affiliates or under the control or direction of the Adviser, even if paid by the Adviser or an affiliate thereof.

8.	Limitation of Liability of the Adviser; Indemnification

The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

9.	Effectiveness, Duration and Termination of Agreement

(a)	This Agreement shall become effective as of the first date above written. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors or by the Adviser. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration, and Section 8 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(b)	This Agreement shall continue in effect for two years from the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(c)	This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

10.	Notices

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.	Amendments

This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

12.	Entire Agreement; Governing Law

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to conflict of laws principles, and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

YIELDSTREET PRISM FUND INC.

By:	/s/ Milind Mehere
Name: Milind Mehere
Title: Chief Executive Officer

YIELDSTREET MANAGEMENT, LLC

By:	/s/ Milind Mehere
Name: Milind Mehere
Title: Chief Executive Officer

Exhibit B

FORM OF

SUB-ADVISORY AGREEMENT

BETWEEN

YIELDSTREET MANAGEMENT, LLC,

AND

PRYTANIA INVESTMENT ADVISORS LLP

This Sub-Advisory Agreement (the “Agreement”) is made as of [       ], 2023, by and among YIELDSTREET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and PRYTANIA INVESTMENT ADVISORS LLP, a United Kingdom limited liability partnership (the “Sub-Adviser”).

WHEREAS, Yieldstreet Prism Fund Inc. (the “Company”) is a closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, each of the Adviser and the Sub-Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Company has retained the Adviser to furnish investment advisory services to the Company pursuant to the terms and conditions set forth in the Investment Advisory Agreement entered into by and between the Company and the Adviser (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to enter into one or more sub-advisory agreements with other investment advisers pursuant to which the Adviser may obtain the services of such sub-advisers to assist the Adviser in furnishing investment advisory services to the Company; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in furnishing investment advisory services to the Company pursuant to the terms and conditions set forth herein, and the Sub-Adviser is willing to furnish said services.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the parties hereto hereby agree as follows:

Appointment of the Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as a sub-adviser to the Company, subject to the overall policies, direction and review of the Company’s Board of Directors (the “Board”) and to the instructions and supervision of the Adviser. The Sub-Adviser shall manage the investment and reinvestment of the assets of the Company in accordance with the investment policies, restrictions and guidelines applicable to the Sub-Adviser’s management of the Allocated Assets as agreed to in writing from time to time by the Adviser and the Sub-Adviser (collectively, the “Investment Guidelines”). The Sub-Adviser acknowledges and agrees that the various investment management services provided herein will apply to all or a portion of the Company’s assets that the Adviser shall allocate to the Sub-Adviser from time to time, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom (the “Allocated Assets”). The Sub-Adviser hereby accepts such employment and agrees during the term hereof, subject to the oversight of the Board and the Adviser, to render the services described herein for the compensation provided herein.

Services to be Rendered by the Sub-Adviser

Investment Program and Portfolio Transactions.

The Sub-Adviser shall implement a continuous investment program for the Allocated Assets, determining in its discretion the securities, cash and other assets to be purchased, retained or sold for the Allocated Assets in a manner consistent with: (i) the terms of this Agreement; (ii) the Investment Guidelines; (iii)  the investment objective, policies and restrictions that are set forth in the Company’s registration statement on Form N-2, as the same shall be amended from time to time (the “Registration Statement”); (iv) all other applicable federal and state laws, rules and regulations, including but not limited to the Investment Company Act, the Investment Advisers Act of 1940, and the Commodity Exchange Act, and the rules and regulations under each, as each may be amended from time to time; (v) the Company’s charter and by-laws as the same shall be amended from time to time; (vi) the Sub-Adviser’s compliance policies and procedures, provided that Sub-Adviser provides to the Adviser, and Adviser acknowledges receipt of, such summary of compliance policies and procedures and any material changes thereof within a reasonable time prior to implementation with respect to the Allocated Assets; and (vii) any other written instructions or policies which the Board or the Adviser may deliver to the Sub-Adviser from time to time, including the policies and procedures adopted by the Company pursuant to Rule 38a-1 under the Investment Company Act.

Without limiting the generality of the foregoing, the Sub-Adviser shall with respect to the Allocated Assets, during the term and subject to the provisions of this Agreement: (A) determine the composition of the portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (B) identify/source, research, evaluate and negotiate the structure of the investments made by the Company therein; (C) close and monitor the Company’s investments therein; (D) determine the securities and other assets that the Company will purchase, retain, or sell therein; (E) provide upon request copies of its internal underwriting materials and investment memoranda relating to current or proposed investment of the Allocated Assets including confirmation of compliance with the Sub-Adviser’s best execution policy, (F) provide other reporting, on no less than a monthly basis, setting forth a reasonably detailed description of the assets then included in the Allocated Assets including the performance thereof and applicable market commentary; (G)  ensure that the Company’s investments therein consist of assets in compliance with the Investment Guidelines; (H) perform due diligence on prospective portfolio investments therein, which the Company and the Adviser shall be entitled to conclusively rely on; and (I) provide the Company with such other investment advisory, research, and related services as the Company may, from time to time, reasonably require for the investment of the Allocated Assets, including providing operating and managerial assistance to the Company and its portfolio companies therein as required.

Subject to the supervision of the Adviser, the Sub-Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company with respect to the Allocated Assets, including the execution and delivery of all documents relating to the Company’s investments therein and the placing of orders for other purchase or sale transactions on behalf of the Company with respect thereto. In the event that the Company determines to acquire debt financing with respect to the Allocated Assets, the Sub-Adviser will arrange for such financing on the Company’s behalf, subject to the prior approval of the Adviser and the Board. If it is necessary or appropriate for the Sub-Adviser to make investments on behalf of the Company through a special purpose vehicle, the Sub-Adviser shall have authority to create or arrange for the creation of any such special purpose vehicle and/or to make such investments through any such special purpose vehicle (in accordance with the Investment Company Act), subject to the prior approval of the Adviser.

Portfolio Transactions.

The Sub-Adviser shall be primarily responsible for the execution of any trades in securities in the Allocated Assets and the Company’s allocation of brokerage commissions with respect thereto. Any trades relating to the Allocated Assets will be undertaken in accordance with the Sub-Adviser’s best execution policy.

Subject to the approval of the Board, the Sub-Adviser is authorized with respect to the Allocated Assets to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements (each, a “Trading Agreement”) on behalf of the Company, as applicable) and take any other actions required to make investments pursuant to the Registration Statement and the Investment Guidelines, which may include any market and/or industry standard documentation; provided that the Sub-Adviser shall obtain the prior written consent of the Adviser before entering into any Trading Agreement where the Company is identified by name either in or on an exhibit to such Trading Agreement and that would be binding upon the Company or any of its assets.

The Sub-Adviser shall place orders for the execution of portfolio transactions for the Allocated Assets with broker-dealers selected by the Sub-Adviser. In selecting broker-dealers and the placement of orders for the purchase and sale of assets for the Allocated Assets, the Sub-Adviser shall seek to obtain best execution. It is understood that in accordance with Section 28(e) of the Securities Exchange Act of 1934 the Sub-Adviser may cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

The Sub-Adviser may to the extent permitted by applicable laws, regulations and any exemptive relief or positions of the staff of the SEC, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a fair and equitable manner and consistent with the Sub-Adviser’s fiduciary obligations to the Company, the Adviser and to the Sub-Adviser’s other clients, in a manner consistent with the Sub-Adviser’s allocation policies and procedures and to the extent permitted by applicable laws and regulations. The Adviser recognizes that, in some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Allocated Assets.

Notwithstanding anything herein to the contrary, the Adviser may, in its sole discretion, direct the Sub-Adviser to effectuate the sale of some or all of the Allocated Assets.

Proxy Voting. The Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Company’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of any voting securities in the Allocated Assets. The Sub-Adviser may use recommendations from a third party in order to make voting decisions and may use a third party service provider to perform the voting (a “Third Party Proxy Voting Service Provider”). The custodian for the Allocated Assets shall cause to be forwarded to the Sub-Adviser or Third Party Proxy Voting Service Provider all proxy solicitation materials that the Company or its representatives may receive. The Sub-Adviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the Investment Company Act and the Advisers Act and that it will comply with such procedures with respect to all proxies solicited by or with respect to the issuers of any voting securities in the Allocated Assets. The Sub-Adviser further agrees that it will provide the Board on a quarterly basis, or as the Board may reasonably request at more frequent intervals, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably requested by the Board and agreed to by the Sub-Adviser. Upon reasonable request based on a timeline agreed to by the Company and the Sub-Adviser, the Sub-Adviser shall provide the Adviser with all proxy voting records relating to the Allocated Assets, including but not limited to those required by Form N-PX. The Sub-Adviser shall also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

Assistance with Public Filings. Upon reasonable request, the Sub-Adviser shall review draft shareholder commentary and similar information in reports to shareholders, registration statements, prospectuses or amendments or supplements thereto or portions thereof that relate to the Allocated Assets or the Sub-Adviser and other documents provided to the Sub-Adviser that relate to the Allocated Assets, provide comments on such drafts within a reasonable time agreed upon by the parties, and provide certifications or sub-certifications as to the accuracy of the information provided in writing by the Sub-Adviser and/or contained in such reports or other documents within a reasonable time agreed upon by the parties.

Notification of Error Events. The Sub-Adviser shall notify the Adviser and the Company promptly upon detection of any (i) material error in connection with its management of the Allocated Assets, including but not limited to any trade errors, (ii) material breach of any of the Compliance Policies (defined below) or Investment Guidelines, (iii) material violation of any applicable law or regulation, including the Investment Company Act and Section 851(b)(3) of the Internal Revenue Code of 1986, as amended, or (iv) material violation of the Sub-Adviser’s own compliance policies and procedures, in each case that relates to the Allocated Assets (collectively, “Error Events”). The Sub-Adviser shall also notify the Adviser promptly upon detection of any material violations of its compliance policies and procedures that relate to its activities as an investment adviser generally, to the extent that such violation could be considered material to the Sub-Adviser’s advisory clients. In the event of detection of such an Error Event, the Sub-Adviser shall also provide, upon reasonable request and in a format agreed upon by the Company, the Adviser and the Sub-Adviser, a memorandum (which may be in e-mail form unless another format is specifically requested by the Adviser or the Board) to the Adviser and the Company that sufficiently describes any such error and the steps to be taken to correct the error (including those steps taken consistent with the Sub-Adviser’s trade error policy), the action to be taken to prevent future occurrences of such error or, alternatively, a statement that the Sub-Adviser has reviewed its relevant controls, and has determined those controls are reasonably designed to prevent additional such errors in the future (and, to the extent relevant, that such controls are reasonably designed to prevent violations of the federal securities laws). Notwithstanding Section 8 of this Agreement, the Sub-Adviser shall reimburse the Company for direct costs, losses or damages incurred arising out of or resulting from the Error Event. For the avoidance of doubt, any deviation from the Investment Guidelines or other applicable limitation or requirements solely due to market movement or redemption or purchase activity within the Allocated Assets shall not be deemed to be an Error Event for purposes of this Section 2(e), except to the extent the Sub-Adviser could have reasonably complied with the Investment Guidelines notwithstanding such market movement or redemption or purchase activity within the Allocated Assets. The Adviser shall notify the Sub-Adviser if it is or becomes (i) a “bad actor” as described in Rule 506(d)(1)(i) under the Securities Act of 1933, as amended; (ii) an “ineligible person” within the meaning of Rule 206(4)-1(e)(9) under the Advisers Act; or (iii) is required to respond “yes” to any question in item 11 of its Form ADV Part 1.

(a)	Custody Arrangements. The Sub-Adviser shall at no time have custody or physical control of any assets or cash of the Company. The Sub-Adviser shall on each business day provide the Adviser, the Company and the Company’s custodian such information as the Adviser, the Company and the Company’s custodian may reasonably request relating to all transactions and portfolio holdings of the Allocated Assets. The Sub-Adviser shall advise the Company’s custodian and the Adviser on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and volume purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may reasonably be required. The Sub-Adviser shall arrange for the transmission to the custodian and accounting agent on a daily basis such confirmation, trade tickets, and other documents and information as may be reasonably necessary requested to enable the custodian and accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Company. For purposes of this Section 2(g), communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser, the custodian or the accounting agent of the Company. In the event the Adviser or custodian engages in securities lending activities with respect to the Allocated Assets, the Sub-Adviser will not be a party to or may not necessarily be aware of such lending activities. It is understood that the Sub-Adviser shall not be responsible for settlement delay or failure, corporate action failure or any related costs or loss due to such activities. The Company maintains its assets with an eligible custodian as required by Section 17(f) of the Investment Company Act.

(b)	Valuation Assistance. The Sub-Adviser will provide reasonable assistance to the Adviser or Company and their designated agent(s) in determining or assessing the market value of securities or other instruments held in the Allocated Assets for which market quotations are not readily available. In addition, in order to assist in the Company’s obligation to value its portfolio assets on at least a quarterly basis to determine the Company’s net asset value and upon the request of the Adviser, the Sub-Adviser will provide reasonable assistance to the Company or the Adviser or their designated agent(s) in the Company’s or the Adviser’s determination as to whether prices obtained by the Company or the Adviser or their designated agent(s) for valuation purposes accurately reflect market price information relating to the Allocated Assets at such times as the Adviser, the Company or their agents shall reasonably request, but no less frequently than on a monthly basis. At least once per week, Sub-Adviser shall also provide such information as is required to reconcile its books and records relating to the Allocated Assets to the books and records of the Company’s administrator and sub-administrator. In accordance with the foregoing, the Sub-Adviser shall provide (x) on a monthly basis, summaries of each of the Allocated Assets in excel form which shall include information regarding (i) security descriptions, (ii) composite public rating, (iii) size, (iv) coupon rates, (v) pricing (which shall be provided by a third party vendor engaged by the Adviser), (vi) the benchmark rate in effect at the time of purchase, (vii) the date of purchase, (viii) the market valuation at the time of purchase and (ix) realized and unrealized gains and (y) on a quarterly basis, commentary reports discussing the performance of the Allocated Assets. Notwithstanding the foregoing, the Adviser acknowledges that (a) the Sub-Adviser is not the pricing agent for the Company or the Allocated Assets, (b) the Sub-Adviser’s valuation policies may differ from the valuation policies of the Company’s pricing agent and valuation committee and (c) therefore, the valuations made by the Company with respect to the Allocated Assets may differ from the valuations made by or on behalf of the Sub-Adviser for other accounts that the Sub-Adviser manages. The Sub-Adviser does not guarantee, and absent the Sub-Adviser’s willful misconduct, bad faith, gross negligence or reckless disregard of its duties hereunder, will not be responsible for the accuracy, reliability, or completeness of any market or fair market value determinations of the Allocated Assets’ portfolio investments. The Adviser further acknowledges that certain information, data or analyses may be proprietary to the Sub-Adviser or otherwise consist of nonpublic information, agrees that nothing in this Agreement shall require the Sub-Adviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements, and, with respect to any information that is provided, agrees to use any such information only for the purpose of pricing Allocated Assets and to maintain their confidentiality.

(c)	Cooperation with Service Providers. The Sub-Adviser shall cooperate with and provide reasonable assistance to the Board, the Company’s administrator, the Company’s custodian and foreign custodians, the Company’s transfer agent and pricing agents and all other agents and representatives of the Company and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company, provide timely responses to reasonable requests made by such persons and maintain any appropriate interfaces with each, as reasonably requested, so as to promote the efficient exchange of information.

(d)	Monitoring of the Allocated Assets. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings of the Allocated Assets to ensure compliance with the terms of this Agreement, the Investment Guidelines, the Registration Statement, applicable policies and procedures, and applicable law and regulation. The Sub-Adviser shall notify the Adviser promptly in the event it becomes aware of any non-compliance with any of the above with respect to the Allocated Assets.

(e)	Provision of Portfolio Information. From time to time as the Adviser or the Company may reasonably request, the Sub-Adviser will furnish the requesting party information and reports, in a timely manner, on portfolio transactions of the Allocated Assets, all in such detail, form and frequency as the Adviser or the Company may reasonably request and as agreed upon by both parties.

(f)	Board Reporting. The Sub-Adviser shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Allocated Assets, all in such form and detail as requested by the Adviser and the Board. The Sub-Adviser shall also make an investment officer available to attend such meetings of the Board as the Adviser or the Board may reasonably request. Any such attendance may be done remotely by telephone or video conference unless physical presence is specifically requested by the Adviser or the Board.

(g)	Review of Materials. Upon the Adviser’s request, the Sub-Adviser shall review and comment on selected portions of the Registration Statement, other offering documents and marketing materials of the Company relating to the Sub-Adviser and/or the Allocated Assets. The Sub-Adviser shall promptly notify the Adviser if any information in the Registration Statement or other materials it has reviewed is (or will become) inaccurate or incomplete.

(h)	Portfolio Review Meetings. The Sub-Adviser shall, upon the request of the Company or the Adviser on a monthly basis, participate in meetings (which may be telephonic) of the Company and the Adviser to provide updates on the performance of the Allocated Assets and such other topics as the Adviser or Company may reasonably request.

(i)	Books and Records. The Sub-Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act and applicable rules thereunder with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Sub-Adviser agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company’s request, provided that the Sub-Adviser may retain a copy of such records including, for the avoidance of doubt, back-up records relating to the performance of the Allocated Assets for use as part of the Sub-Adviser’s own track record, subject in all instances to the provision of Section 9 hereof.

(j)	Delegation. The Sub-Adviser may not delegate to one or more entities any of the services for which Sub-Adviser is responsible under this Agreement without the prior consent and approval of the Board. In the event that the Sub-Adviser requests, and the Board consents to, any such delegation, the Sub-Adviser will be responsible for compensation, if any, of any such entities for such services, will continue to have responsibility and liability for all such services required to be provided under this Agreement and will supervise each delegate in its performance of its services for the Company with a view to preventing violations of the federal securities laws.

(k)	Independent Contractor. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein or in any other agreement between the Sub-Adviser and the Company and/or the Adviser, shall have no authority to act for or represent the Company and/or the Adviser in any way or otherwise be deemed an agent of the Company and/or the Adviser.

(l)	Legal Proceedings. The Sub-Adviser shall not act for, represent, or purport to bind the Company or the Adviser in any legal or administrative proceedings involving the Company or any such proceedings involving any security or investment currently or formerly held by the Company, including, without limitation, class action lawsuits, regulatory or governmental victim funds, and bankruptcy proceedings. The Sub-Adviser does, however, agree that it will promptly notify the Adviser of any legal matters affecting the Company or any security or investment currently or formerly held in the Company, that the Sub-Adviser reasonably believes that the Company and the Adviser should consider pursuing (“Legal Matters”). The Sub-Adviser agrees to cooperate with the Adviser to provide reasonable assistance regarding any Legal Matters, including providing factual information in its possession regarding such Legal Matters as the Company and/or the Adviser may reasonably request. The Company and the Adviser each agree to cooperate with the Sub-Adviser to provide reasonable assistance regarding any non-adversarial legal matters arising out of the Sub-Adviser’s engagement under this Agreement, including providing factual information in its possession regarding such legal matters as the Sub-Adviser may reasonably request.

(m)

(n)	Standard of Care. In carrying out its services set forth in this Section 2, the Sub-Adviser agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for such obligations would exercise in the ordinary course.

Notice of Certain Events

Notice of Certain Events.

(i)	The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

(1)	The Sub-Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(2)	The occurrence of any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, or actions, suits or proceedings involving the affairs of the Company or the Sub-Adviser’s management of the Allocated Assets;

(3)	Any change in control or senior management of the Sub-Adviser;

(4)	Any events that would be reasonably likely to have a material adverse effect on the ability of the Sub-Adviser to conduct its business and comply with its obligations hereunder; and

(5)	Any changes in the key personnel who are the portfolio managers responsible for the management of the Allocated Assets prior to such change.

(ii)	The Adviser will promptly notify the Sub-Adviser in writing of the occurrence of any of the following events:

(1)	The Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(2)	The occurrence of any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, or actions, suits or proceedings involving the Allocated Assets;

(3)	Any change in control or senior management of the Adviser;

(4)	Any events that would be reasonably likely to have a material adverse effect on the ability of the Adviser to conduct its business and comply with its obligations hereunder;

(5)	Any changes in the key personnel who are the portfolio managers responsible for the management of the Company.

(o)	Notification of Other Material Events.

(i)	The Sub-Adviser shall promptly notify the Adviser and the Company in writing of the occurrence of any of the following events:

(1)	any material breach of this Agreement;

(2)	the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the Investment Company Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser of an investment company registered under the Investment Company Act or performing its duties pursuant to this Agreement;

(3)	the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency (A) involving the Sub-Adviser’s management of the Allocated Assets, (B) materially impacting the Sub-Adviser’s ability to perform its obligations hereunder, or (C) that is material to the Sub-Adviser’s business as it relates to its performance of its duties under this Agreement;

(4)	any proposed or actual change in control or management of the Sub-Adviser; within the meaning of Rules 2a-6 and 202(a)(1)-1 under the Investment Company Act and Advisers Act, respectively;

(5)	any proposed assignment of this Agreement, as defined under the Investment Company Act; and

(6)	any material adverse change in the Sub-Adviser’s business that may materially impair its ability to perform its duties pursuant to this Agreement. For purposes of this Section 2(f), a “material adverse change” includes, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals managing the Allocated Assets to the extent such professionals are not replaced promptly by professionals of comparable experience and quality, or material cybersecurity-related breaches or incidents that result in a potential material change in financial condition.

(ii)	The Sub-Adviser further agrees to notify the Adviser and the Company promptly if it becomes aware that any statement regarding the Sub-Adviser contained in any registration statement or prospectus filed by the Company, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(iii)	The Adviser shall promptly notify the Adviser and the Company in writing of the occurrence of any of the following events:

(1)	any material breach of this Agreement;

(2)	the Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the Investment Company Act or otherwise that prevents the Adviser from serving as an investment adviser of an investment company registered under the Investment Company Act or performing its duties pursuant to this Agreement;

(3)	the Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency (A) involving the Allocated Assets, (B) materially impacting the Adviser’s ability to perform its obligations hereunder, or (C) that is material to the Adviser’s business as it relates to its performance of its duties under this Agreement;

(4)	any proposed or actual change in control or management of the Adviser; within the meaning of Rules 2a-6 and 202(a)(1)-1 under the Investment Company Act and Advisers Act, respectively;

(5)	any proposed assignment of this Agreement, as defined under the Investment Company Act; and

(6)	any material adverse change in the Adviser’s business that may materially impair its ability to perform its duties pursuant to this Agreement. For purposes of this Section 2(f), a “material adverse change” includes, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals managing the Company to the extent such professionals are not replaced promptly by professionals of comparable experience and quality, or material cybersecurity-related breaches or incidents that result in a potential material change in financial condition.

(p)	Compliance Notices. Throughout the term of this Agreement, the Sub-Adviser shall submit to the Adviser: (a) any material changes to the written policies and procedures as required by Rule 206(4)-7 under the Advisers Act of 1940 and Rule 38a-1 under the Investment Company Act that relate to the services provided by the Sub-Adviser to the Company; (b) notification of regulatory examinations of the Sub-Adviser and general descriptions of the results of such examinations and of any periodic testing of applicable compliance policies; and (c) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Company, including but not limited to any material violation of applicable compliance policies or the code of ethics of the Sub-Adviser. Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications, information and access to personnel and resources that the Adviser may reasonably request to enable the Company to comply with Rule 38a-1 under the Investment Company Act.

(q)	Documents. The Adviser shall make available to the Sub-Adviser, or furnish the Sub-Adviser with, copies of the Company’s Registration Statement, charter, by-laws, Advisory Agreement, Investment Guidelines and any other limitations or guidelines instituted by the Adviser that specifically relate to the Allocated Assets, and any amendments thereto, in each case in the form currently in effect.

Expenses

Except as otherwise provided herein, the Sub-Adviser shall pay all expenses incurred by it in connection with the performance of its activities under this Agreement, other than investment-related expenses of the Company (including, but not limited to, the cost of securities, commodities and other investments purchased or sold for the Company (including brokerage commissions and other fees or charges associated with transactions), transfer fees, registration costs, taxes, interest or any other expenses incurred by the Company in connection with acquiring, holding or disposing of its investments, including any legal or third-party service fees incurred by the Sub-Adviser or the Company in connection with securities held for the Company). Except as otherwise provided in this Agreement or by law, the Sub-Adviser shall not be responsible for any other expenses incurred by or on behalf of the Company in connection with its operation, including but not limited to (a) management fees payable to the Adviser under the Advisory Agreement; (b) management or other fees or expenses payable to any other sub-advisers retained by the Company or the Adviser; (c) expenses incurred in connection with providing or arranging for the provision of the facilities and administrative services necessary for the Company to operate; and (d) any fees, costs or expenses of the Company’s operations specifically borne by the Company pursuant to the Advisory Agreement.

Compensation of the Sub-Adviser

The Adviser agrees to pay, and the Sub-Adviser agrees to accept, as compensation for the services provided by the Sub-Adviser hereunder, a management fee (the “Management Fee”) as hereinafter set forth. The Adviser shall make any payments due hereunder to the Sub-Adviser or to the Sub-Adviser’s designee as the Sub-Adviser may otherwise direct.

For services rendered under this Agreement, the Management Fee shall be calculated daily based on the applicable annual rate set forth in Exhibit A with respect to the amount of the net assets of the Company comprising the Allocated Assets, excluding cash and cash-equivalents (the “Net Allocated Assets”), and will be payable quarterly in arrears.

Notwithstanding anything to the contrary contained in this Agreement, each of the Company, the Adviser and the Sub-Adviser acknowledge and agree that the provisions of this Section 5 shall be of no force and effect unless and until this Agreement has been approved by the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act (the “Approval Date”). For the avoidance of doubt, the Sub-Adviser shall receive no compensation with respect to services provided prior to the Approval Date.

Representations, Warranties and Covenants

Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser that:

The Sub-Adviser’s activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments, and in accordance with the Company’s compliance policies and procedures adopted thereby pursuant to Rule 38a-1 under the Investment Company Act, and the Sub-Adviser’s own compliance policies and procedures adopted thereby pursuant to the Advisers Act, in each case as applicable to its activities hereunder with respect to the Net Allocated Assets (the “Compliance Policies”).

The Sub-Adviser shall provide, within a reasonable time agreed upon by the parties, the Adviser, the Company or the Board with such information and assurances (including certifications and sub-certifications) and with such assistance as the Adviser, the Company or the Board may reasonably request from time to time in order to assist it in complying with applicable laws, rules, regulations and exemptive orders, including requirements in connection with the Adviser’s, the Sub-Adviser’s or the Board’s fulfillment of its responsibilities under Section 15(c) of the 1940 Act (in such form and frequency as the Adviser and Sub-Adviser mutually agree).

The Sub-Adviser shall use commercially reasonable efforts to provide the Adviser and its affiliates with any information the Adviser needs for the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Company, or to meet other reporting, regulatory or tax requirements applicable to the Company, under federal and state, and foreign securities, commodities and tax laws and other applicable laws.

The retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is permitted under the Sub-Adviser’s governing documents.

The execution, delivery and performance of this Agreement do not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise.

This Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be a legal, valid and binding obligation of the Sub-Adviser.

The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is duly registered and/or licensed with all other regulatory bodies necessary or appropriate to perform its obligations under this Agreement.

The Sub-Adviser is not prohibited by the Investment Adviser Act of 1940 or other law, regulation or order from performing the services contemplated by this Agreement.

Adviser.

The retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is permitted under the Adviser’s governing documents.

The execution, delivery and performance of this Agreement do not violate any obligation by which the Adviser or its property is bound, whether arising by contract, operation of law or otherwise.

This Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser will be a legal, valid and binding obligation of the Adviser.

(i)	The Company is not a “benefit plan investor” as defined by the U.S. Employee Retirement Income Security Act of 1974, as amended, nor does the Company intend to become one.

(ii)	The Adviser has adopted a global anti-money laundering (“AML”) program which it applies firm-wide that consists of policies, procedures, internal controls and systems designed to achieve and monitor compliance with applicable provisions of AML regulations in the jurisdictions in which it operates.

(iii)	The Adviser has received and reviewed a copy of the Sub-Adviser’s Form ADV.

Limitations on the Employment of the Sub-Adviser

The services of the Sub-Adviser to the Adviser and the Company are not exclusive, and the Sub-Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Sub-Adviser or its affiliates to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Sub-Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.

Liability and Indemnification

The Sub-Adviser (and its affiliates, officers, managers, partners, agents, employees, controlling persons and members) shall not be liable to the Company for any action taken or omitted to be taken by the Sub-Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company; provided that nothing herein shall be construed to protect the Sub-Adviser or any director, officer or employee of the Sub-Adviser in the event of (i) the Sub-Adviser’s breach of fiduciary duty; (ii) the Sub-Adviser’s material breach of this agreement, willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder; or (iii) any untrue statement of a material fact (or an omission of such statement) contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Allocated Assets or the Sub-Adviser to the extent that such statement was made in reliance on information furnished to the Company and/or the Adviser by the Sub-Adviser or any director, officer, agent or employee of the Sub-Adviser for use therein.

Each party hereto (the “Indemnifying Party”) agrees to indemnify and hold harmless the other parties (and each of their respective affiliates, officers, managers, partners, agents, employees, controlling persons and members, including without limitation its general partner or managing member) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable and documented out of pocket attorneys’ fees and amounts reasonably paid in settlement, except for any settlement effected by a Indemnified Party without the written consent of the Indemnifying Party) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the Indemnified Party’s involvement in this Agreement, together with all legal and other expenses reasonably incurred by any such Indemnified Party in connection with such liability; provided that the Indemnifying Party shall not be liable for any indemnification to an Indemnified Party  to the extent that any such action, suit, investigation or other proceeding resulted from that Indemnified Party’s material breach of this Agreement, willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder.

Confidentiality

The Sub-Adviser will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Notwithstanding the foregoing, the Sub-Adviser may disclose such information on regulatory filings and as is responsive to regulatory requests which, in each case, is determined to be necessary by legal counsel. In addition, notwithstanding anything else herein, the parties agree that the Sub-Adviser may retain a copy of records pertaining to, and be permitted to use and disclose, the performance of the Allocated Assets as part of its own track record; provided that no such disclosures shall include any confidential information relating to the Adviser, the Company or any special purpose vehicle owned thereby.

The Adviser will treat confidentially and as proprietary information all non-public information of the Sub-Adviser provided to the Adviser, and will not use such information for any purpose other than as contemplated hereunder, except after prior notification to and approval in writing by the Sub-Adviser, which approval shall not be unreasonably withheld and may not be withheld where Adviser or the Company may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities. Notwithstanding the foregoing, the Adviser may disclose such information on regulatory filings and as is responsive to regulatory requests which, in each case, is determined to be necessary by legal counsel. For the avoidance of doubt, information relating to portfolio transactions of the Company or any special purpose vehicle owned thereby shall not be considered non-public or proprietary information of the Sub-Adviser.

The Adviser further agrees to maintain in strict confidence and not use (except as contemplated herein) or disclose to any third party any investment advice provided by the Sub-Adviser. The Adviser will not replicate the Sub-Adviser’s trading strategy in another vehicle or otherwise take any action, directly or indirectly, that would knowingly circumvent the intent of this Agreement.

Use of Name and Logo

During the term of this Agreement, the Adviser or its affiliates shall have permission to use the Sub-Adviser’s name and logo in the marketing materials of the Company as a provider of services to the Company. A copy of the marketing material that contains the Sub-Adviser’s name and logo should be provided for its record in each case. Additionally, either party may: (a) use the name, trade name or trademark of the other party as required by law or regulation and in disclosure required by law or regulation and/or (b) receive the prior written consent of the other party to use the name, trade name or trademark of the other party in the limited instance set out in such written consent.

Effectiveness, Duration and Termination of Agreement

This Agreement shall become effective as of the first date above written. This Agreement may be terminated (a) at any time, without the payment of any penalty, upon 60 days’ written notice, (i) by the Adviser, (ii) by the vote of a majority of the outstanding voting securities of the Company, (iii) by the vote of the Company’s directors, or (iii) by the Sub-Adviser; (b) by the Adviser or the Company upon a material breach by the Sub-Adviser of any of the Sub-Adviser’s obligations or representations under this Agreement if such breach is not corrected within ten (10) business days after notice thereof by the Adviser or the Company; or (c) immediately by the Adviser if the Sub-Adviser is grossly negligent, commits fraud or willful misconduct, misappropriates funds or violates any criminal law or declares bankruptcy or the occurrence of other similar insolvency events.

The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Sub-Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Sub-Adviser shall be entitled to any amounts owed under Section 5 through the date of termination or expiration, and Section 8 shall continue in force and effect and apply to the Sub-Adviser and its representatives as and to the extent applicable.

This Agreement shall continue in effect for two years from the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

Upon termination of this Agreement, the Company may elect to receive distribution of the Allocated Assets in-kind or in cash.

Notices

Any notice under this Agreement shall be given in writing, addressed and delivered, mailed, postage prepaid, and delivered by electronic address to the other party at the below address:

If to the Sub-Adviser:

Prytania Investment Advisors LLP

City Point

1 Ropemaker Street

London

EC2Y 9AQ

Attn: Gideon Fackrell

Email: gfackrell@prytania.com, with a copy to middle-office@prytania.com and

investorrelations@prytania.com

If to the Company or the Adviser:

YieldStreet Management, LLC

300 Park Avenue

15th Floor

New York, NY 10022

Attn: Ivor Wolk

E-mail: iwolk@yieldstreet.com, with a copy to legal@yieldstreet.com

Amendments

This Agreement may be amended by mutual written consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

Entire Agreement; Governing Law

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to conflict of laws principles, and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control. Subject to Section 16 hereof, each party to this Agreement, to the fullest extent permitted by law, (a) hereby irrevocably submits to the exclusive jurisdiction of the state court of the State of New York, New York County, and the United States District Court located in the State of New York, New York County, (b) hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any action arising out of or based upon this Agreement or relating to the subject matter hereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Unless otherwise agreed to in writing by the parties, each party to this Agreement hereby (x) consents to service of process in any such action in any manner permitted by New York law, (y) agrees that service of process made in accordance with clause (x) or made by registered or certified mail, return receipt requested, at its address specified pursuant to the notice provisions of this Agreement will, to the fullest extent permitted by law, constitute good and valid service of process in any such action and (z) waives and agrees, to the fullest extent permitted by law, not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (x) or clause (y) does not constitute good and valid service of process.

Dispute Resolution

Except as otherwise specifically provided in this Agreement, as otherwise required by a non-waivable provision of applicable law, or as otherwise agreed by the Sub-Adviser and the Company, any controversy or claim or other dispute arising out of or relating to this Agreement (including any dispute relating to the validity, scope or enforceability of this Section 16) will be resolved exclusively through binding arbitration administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures. Within fifteen (15) business days after the commencement of arbitration, each party will attempt in good faith to agree on a single arbitrator before whom the arbitration will be conducted. If the parties cannot agree on an arbitrator, each party will select an arbitrator from the list of approved neutrals provided by JAMS, and the selected arbitrators will select a third arbitrator for the arbitral panel. Judgment upon an award arising in connection therewith may be entered in any court of competent jurisdiction. THE PARTIES EXPRESSLY ACKNOWLEDGE THAT, UNDER THE PRECEDING SENTENCE, THEY ARE WAIVING THEIR RIGHT TO A JURY TRIAL AND TO ANY CLASS OR COLLECTIVE ACTION WITH REGARD TO ALL MATTERS FOR WHICH ARBITRATION IS REQUIRED. Any arbitration arising out of or relating to this Agreement will be held in New York, New York or, if such proceeding cannot be lawfully held in such location, as near thereto as applicable law permits. To the maximum extent permitted by applicable law, in any dispute relating to the obligation of a party to make indemnification payments, the burden of proof will be upon the party seeking to avoid making such payments. To the maximum extent reasonably practicable, the resolution of any controversy or claim described in this Section 16 will be conducted in a manner that preserves the confidentiality of confidential information as set forth under this Agreement and otherwise minimizes disruption to the operations of the Company.

Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

YIELDSTREET MANAGEMENT, LLC

By:
Name: Michael Weisz
Title: President and Chief Executive Officer

PRYTANIA INVESTMENT ADVISORS LLP

By:
Name:
Title:

Exhibit A

Management Fee Calculation

The Management Fee shall be calculated by reference to the applicable annual percentage set forth below.

•	0.40% per annum for the first $50 million of the Net Allocated Assets; and

•	0.35% per annum of the Net Allocated Assets which are greater than $50 million.

For the avoidance of doubt, as set forth in Section 5, the Management Fee shall be computed daily, and then is payable quarterly in arrears, such that, for a given quarter, the fee will be the aggregate of such daily calculations.

Exhibit C

FORM OF AMENDMENT TO

INVESTMENT ADVISORY AGREEMENT

This Amendment dated as of [       ], 2023, is to the Investment Advisory Agreement made as of the 13th day of November, 2019 (the “Agreement”) by and between Yieldstreet Prism Fund Inc. (the “Company”), a Maryland Corporation, and Yieldstreet Management, LLC (the “Investment Adviser”), a Delaware limited liability company.

WITNESSETH:

WHEREAS, both the Investment Adviser and the Company wish to amend Section 2 of the Agreement; and

WHEREAS, the Board of Directors of the Company, including a majority of the Independent Directors of the Company present in person, approved the following amendment at a meeting called for such purpose on May 15, 2023.

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto agree that Section 2 of the Agreement shall be amended and restated in its entirety, as follows:

2.            Company’s Responsibilities and Expenses Payable by the Company

(a)           Except as otherwise provided in Section 2(b) below, the Adviser shall be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto.

(b)            The Company shall bear all other fees, costs and expenses incurred in connection with its operation, administration and transactions, including but not limited to those relating to: (i) its organization; (ii) any offering of the Company’s securities, including any underwriting discounts or commissions and any related legal or accounting fees and expenses; (iii) the establishment or operation of any credit facility or other leverage utilized by the Company; (iv) interest payable on debt, if any, incurred by the Company; (v) sales and purchases of the Company’s common stock and other securities, including in connection with any tender offers or repurchase offers relating thereto; (vi) any material acquisition, merger, consolidation, reorganization, asset sale or other business combination involving the Company; (vii) any annual or special meeting of stockholders of the Company; (viii) Management Fees (as defined below) and related expenses payable under this Agreement; (ix) amounts payable under the Administration Agreement; (x) federal and state registration fees; (xi) federal, state, local and foreign taxes; (xii) independent directors’ fees and expenses; (xiii) the Company’s allocable portion of any fidelity bond, directors and officers / errors and omissions liability insurance and any other insurance premiums; (xiv) the acquisition or disposition of investments, including any brokerage fees or commissions and any legal, accounting or due diligence fees or expenses relating thereto; (xv) the investigation and monitoring of the Company’s investments, including travel-related expenses; (xvi) calculating net asset value; (xvii) fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms); (xviii) transfer agent and custodial fees; (xix) the retention of any sub-administrator or third-party compliance firm; (xx) marketing efforts (including attendance at investment conferences and similar events); (xxi) any exchange listing fees; (xxii) preparing, printing and disseminating proxy materials, stockholders’ reports and other notices; (xxiii) preparing and submitting government filings, including periodic and other reports; (xxiv) independent audits and the engagement of outside accountants and legal counsel; (xxv) legal services provided by the Adviser’s in-house legal team to the Adviser for the benefit of the Company; (xxvi) reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws; and (xxvii) printing, mailing and all other direct expenses incurred by either of the Adviser, the Administrator or the Company in connection with administering the Company’s business, including payments under the Administration Agreement that are based upon the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement, including the allocable portion of the compensation of the Company’s chief financial officer and chief compliance officer and their respective staffs.

IN WITNESS WHEREOF, this Amendment has been executed on behalf of each party as of the date set forth above.

YIELDSTREET PRISM FUND INC.

By:

YIELDSTREET MANAGEMENT, LLC

By:

AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT BETWEEN

YIELDSTREET PRISM FUND INC.

AND

YIELDSTREET MANAGEMENT, LLC

This Agreement (the “Agreement”) is made as of November 13, 2019, and is amended and restated as of October 20, 2023, by and between YIELDSTREET PRISM FUND INC., a Maryland corporation (the “Company”), and YIELDSTREET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Company pursuant to the terms and conditions set forth herein; and

WHEREAS, the Adviser will also serve as the Company’s administrator (the “Administrator”) pursuant to an Administration Agreement to be entered into by and between the Company and the Administrator (as amended from time to time, the “Administration Agreement”).

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Adviser hereby agree as follows:

1.	Duties of the Adviser

(a)	The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, in accordance with (i) the investment objective, policies and restrictions that are set forth in the Company’s registration statement on Form N-2 (File No. 333-228959) initially filed on December 21, 2018 (and as the same shall be amended from time to time, the “Registration Statement”); (ii) all other applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws as the same shall be amended from time to time; and (iii) the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement: (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify/source, research, evaluate and negotiate the structure of the investments made by the Company; (iii) close and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) use reasonable endeavors to ensure that the Company’s investments consist mainly of shares, securities or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes and other evidences of indebtedness; (vi) perform due diligence on prospective portfolio companies; and (vii) provide the Company with such other investment advisory, research, and related services as the Company may, from time to time, reasonably require for the investment of its funds, including providing operating and managerial assistance to the Company and its portfolio companies as required. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).

(b)	The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)	The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Without limiting the generality of the foregoing, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company. The Company shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

(d)	The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein or in any other agreement between the Company and the Adviser, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e)	The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.

(f)	The Adviser shall be primarily responsible for the execution of any trades in securities in the Company’s portfolio and the Company’s allocation of brokerage commissions.

2.	Company’s Responsibilities and Expenses Payable by the Company

(a)	~~The~~Except as otherwise provided in Section 2(b) below, the Adviser shall be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto.

(b)	The Company shall bear all other fees, costs and expenses incurred in connection with its operation, administration and transactions, including but not limited to those relating to: (i) its organization; (ii) any offering of the Company’s securities, including any underwriting discounts or commissions and any related legal or accounting fees and expenses; (iii) the establishment or operation of any credit facility or other leverage utilized by the Company; (iv) interest payable on debt, if any, incurred by the Company; (v) sales and purchases of the Company’s common stock and other securities, including in connection with any tender offers or repurchase offers relating thereto; (vi) any material acquisition, merger, consolidation, reorganization, asset sale or other business combination involving the Company; (vii) any annual or special meeting of stockholders of the Company; (viii) Management Fees (as defined below) and related expenses payable under this Agreement; (ix) amounts payable under the Administration Agreement; (x) federal and state registration fees; (xi) federal, state, local and foreign taxes; (xii) independent directors’ fees and expenses; (xiii) the Company’s allocable portion of any fidelity bond, directors and officers / errors and omissions liability insurance and any other insurance premiums; (xiv) the acquisition or disposition of investments, including any brokerage fees or commissions and any legal, accounting or due diligence fees or expenses relating thereto; (xv) the investigation and monitoring of the Company’s investments, including travel-related expenses; (xvi) calculating net asset value; (xvii) fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms); (xviii) transfer agent and custodial fees; (xix) the retention of any sub-administrator or third-party compliance firm; (xx) marketing efforts (including attendance at investment conferences and similar events); (xxi) any exchange listing fees; (xxii) preparing, printing and disseminating proxy materials, stockholders’ reports and other notices; (xxiii) preparing and submitting government filings, including periodic and other reports; (xxiv) independent audits and the engagement of outside accountants and legal counsel; (xxv) legal services provided by the Adviser’s in-house legal team to the Adviser for the benefit of the Company; (xxvi) reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws; and (~~xxvi~~xxvii) printing, mailing and all other direct expenses incurred by either of the Adviser, the Administrator or the Company in connection with administering the Company’s business, including payments under the Administration Agreement that are based upon the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement, including the allocable portion of the compensation of the Company’s chief financial officer and chief compliance officer and their respective staffs.

3.	Compensation of the Adviser

(a)	The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a management fee (the “Management Fee”) as hereinafter set forth. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. To the extent permitted by applicable law, the Adviser may elect, or the Company may adopt, a deferred compensation plan pursuant to which the Adviser may elect to defer all or a portion of its fees hereunder for a specified period of time.

(b)	For services rendered under this Agreement, the Management Fee shall be calculated at an annual rate of 1.00% of the average of the Company’s net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters, and will be payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter.

(c)	Notwithstanding anything to the contrary contained in this Agreement, the Company and the Adviser acknowledge and agree that the provisions of this Section 3 shall be of no force and effect unless and until this Agreement has been approved by the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act (the “Approval Date”). For the avoidance of doubt, the Adviser shall receive no compensation with respect to services provided hereunder prior to the Approval Date.

4.	Covenants of the Adviser

The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Excess Brokerage Commissions

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6.	Limitations on the Employment of the Adviser

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser or its affiliates to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements as set forth herein. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees

If any person who is a manager, partner, officer or employee of the Adviser or its affiliates is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Adviser or its affiliates shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or its affiliates or under the control or direction of the Adviser, even if paid by the Adviser or an affiliate thereof.

8.	Limitation of Liability of the Adviser; Indemnification

The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

9.	Effectiveness, Duration and Termination of Agreement

(a)	This Agreement shall become effective as of the first date above written. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors or by the Adviser. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration, and Section 8 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(b)	This Agreement shall continue in effect for two years from the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(c)	This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

10.	Notices

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.	Amendments

This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

12.	Entire Agreement; Governing Law

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to conflict of laws principles, and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

YIELDSTREET PRISM FUND INC.

By:
Name:
Title: Chief Executive Officer

YIELDSTREET MANAGEMENT, LLC

By:
Name:
Title: Chief Executive Officer

Exhibit D

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Adopted as of March 14, 2023

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board” and each director, a “Director”) of the YieldStreet Prism Fund Inc. (the “Company”) shall consist of such Directors of the Company as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Directors”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The duties and powers of the Committee are as set forth in this Nominating and Corporate Governance Committee Charter (this “Charter”).

Duties and Responsibilities of the Committee

The duties and responsibilities of the Committee are to:

•	select and nominate candidates for election as members of the Board or to fill vacancies on the Board,

•	select and nominate candidates to service on committees of the Board,

•	oversee the evaluation of the Board and management of the Company, and

•	consider as it deems appropriate issues relating to the governance of the Company.

Board Nominations and Appointments

In evaluating director nominees, the members the Committee will consider the following factors:

•	the appropriate size and composition of the Board;

•	whether or not the person is an “interested person” with respect to us as defined in Section 2(a)(19) of the 1940 Act;

•	the Company’s needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The Committee’s goal should be to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of the Committee may consider such other factors as they may deem are in the best interests of the Company.

The members of the Committee will identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service should be considered by the Committee for re-nomination, subject to the Committee balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.

If any member of the Board does not wish to continue in service or if the Board decides not to re- nominate a member for re-election, the independent members of the Board should identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board should be polled for suggestions as to individuals meeting the aforementioned criteria.

Research may also be performed to identify qualified individuals. Each of the Board and the reserves the right in the future to retain a third party search firm to assist it in fulfilling its tasks under this Charter, as discussed further below.

In determining whether to recommend a director nominee, the Committee should consider and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Committee should generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees.

Corporate Governance

The following are the duties and responsibilities of the Committee with respect to corporate governance:

•	Oversee an annual review of the performance of the full Board and report the results thereof to the full Board;

•	Periodically review the independence of the Independent Directors;

•	Periodically review the compensation to be paid to the Independent Directors and recommend any changes to the Board;

•	Periodically evaluate the Company’s Financial Officer Code of Ethics and, if appropriate, recommend changes to that code;

•	Consider as it deems appropriate issues relating to the governance of the Company;

•	Consider and report to the Board any questions of possible conflicts of interest of Board members; and

•	Review shareholder proposals regarding corporate governance and make recommendations to the Board.

Disclosures

Any changes to the shareholder nomination procedures shall be approved by the Board, including a majority of its Independent Directors, and reported on the Company’s next filing on Form N- CSR.

Meetings and Authority

Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

The Committee shall meet as requested by the Company’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company. The Committee shall report all of its actions to the Board at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board.

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Exhibit E

AUDIT COMMITTEE CHARTER

Adopted as of October 8, 2019

This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Directors (the “Board”) of YieldStreet Prism Fund Inc. (the “Fund”).

Purposes

The Audit Committee of the Board (the “Committee”) has, as its primary purposes, to: (a) oversee the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) oversee the integrity of the Fund’s financial statements and the independent audit thereof; (c) receive reports regarding the adequacy of the Fund’s overall system of internal control over financial reporting; (d) establish guidelines and make recommendations to the Board regarding the valuation of the Company’s investments; (e) oversee or, as appropriate, assist the Board in overseeing the Fund’s compliance with certain legal and regulatory requirements; and (f) review and evaluate the qualification, performance and independence of the Fund’s independent auditors.

The function of the Committee is oversight; it is the responsibility of the Fund’s investment adviser (the “Adviser”) to maintain appropriate systems for accounting and internal control over financial reporting, and the independent auditors’ responsibility to plan and carry out a proper audit.

Authority

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund and approve the fees payable to such advisors and any other terms of their retention. The Committee has the authority and responsibility to retain and terminate the Fund’s independent auditors.

Composition and Term of Committee Members

The Committee shall be comprised of the directors who are “Independent,” which term shall mean each director (i) who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a director or member of the Committee or any other committee of the Board). The members of the Committee shall designate one member to serve as Chairman of the Committee.

Each member of the Committee shall serve until a successor is appointed.

The Board shall determine whether: the Committee has at least one member who is an “audit committee financial expert” (“ACFE”), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Meetings

The Committee shall meet on a regular basis, no less frequently than semi-annually, and is empowered to hold special meetings as circumstances require. Periodically, the Committee shall meet to discuss with management the Fund’s annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Adviser or the Fund’s legal counsel (or counsel to the Independent Board members) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

Duties and Powers and of the Committee

The duties and powers of the Committee include, but are not limited to, the following:

•	bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

•	evaluate the independence of the Fund’s independent auditors, and receive the auditors’ specific representations as to their independence;

•	to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund’s independent auditors provide to the Fund, and (ii) all non-audit services that the Fund’s independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by approval of the full Committee;

•	meet with the Fund’s independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s); (iii) consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal control over financial reporting and management’s responses thereto; and (iv) review the form of opinion the auditors propose to render to the directors and the members of the Fund;

•	review reports prepared by the Fund’s independent auditors detailing the fees paid to the Fund’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission (“SEC”)); (ii) audit- related services (covers assurance and due diligence services, including due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice) and (iv) other services (includes financial information systems implementation and design);

•	annually receive from and review with the Fund’s independent auditors a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund or any entity in the Fund’s investment company complex that were not pre-approved by the Committee and the matters set forth in Public Company Accounting Oversight Board (“PCAOB”) Rule 3526;

•	review with the Fund’s independent auditors the results of any PCAOB inspection reports relating to the auditor (it is the responsibility of the auditor to promptly bring these reports to the attention of the Committee);

•	receive and review a written report from the Fund’s independent auditors, which report is as of a date 90 days or less prior to the filing of the Fund’s annual report with the SEC, regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; and (iii) material written communications between the auditor and management of the Fund;

•	review with the Fund’s principal executive officer and/or principal financial officer, in connection with the required certifications on Form N-CSR, (i) all significant deficiencies and material weaknesses in the design or operation of Fund internal control over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize, and report financial information; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal control over financial reporting; and (iii) any change in the Fund’s internal control over financial reporting that occurred during the period covered by the certification that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting;

•	review and evaluate the qualifications, performance and independence of the lead partner of the Fund’s independent auditors;

•	resolve any disagreements between the Fund’s management and independent auditors concerning the Fund’s financial reporting;

•	to the extent there are directors who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

•	review the Committee’s charter at least annually and recommend for adoption by the Board any material changes that the Committee believes to be necessary or appropriate; and

•	review such other matters as may be appropriately delegated to the Committee by the Board.

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PROXY IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 19, 2023

The undersigned, revoking prior proxies, if any, hereby appoints Timothy Schott and Ivor Wolk, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, in connection with the voting of the shares subject hereto, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Stockholders (the “Meeting”) of YieldStreet Prism Fund Inc. (the “Company”) to be held as a virtual meeting on October 19, 2023 at 11:00 AM, Eastern Time, and at any adjournment or postponement thereof, on the proposals set forth below.

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YOU NEED NOT RETURN THIS PROXY CARD

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH PROPOSAL. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

☐	Proposals

	FOR	AGAINST	ABSTAIN
1. The approval of a new sub-advisory agreement between YieldStreet Management, LLC and Prytania Investment Advisors LLP with respect to the Company.	☐	☐	☐

2. The approval of an amendment to the investment advisory agreement between YieldStreet Management, LLC and the Company that would allow for the Company to bear certain in-house legal expenses incurred by YieldStreet Management, LLC in connection with the operation of the Company.	☐	☐	☐

3a. The election of George D. Riedel to serve as a director of the Company until his successor is duly elected and qualified.	☐		☐

3b.. The election of Ted Yarbrough to serve as a director of the Company until his successor is duly elected and qualified.	☐		☐

☐	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below signature within the box	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep
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